                         SUPPLEMENT DATED JULY 3, 2007
              TO THE PROSPECTUS FOR PRINCIPAL INVESTORS FUND, INC.
                              SELECT CLASS SHARES
                               DATED MAY 29, 2007

The following information is an addition to the prospectus or a replacement of information currently in the prospectus.


On page 18, replace the first paragraph under "Distribution Plans and Additional Information Regarding Intermediary Compensation," with the following:

 Each of the Funds has adopted a 12b-1 Plan for the Select Class shares of the Fund. Under the 12b-1 Plans, each Fund may make payments from its assets attributable to the share class to the Fund's Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 plans will not automatically terminate for funds that are closed to new investors or to additional purchases by existing shareholders. The fund Board will determine whether to terminate, modify, or leave unchanged the 12b-1 plan at the time the Board directs the implementation of the closure of the fund. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Funds and may cost more than paying other types of sales charges.



On page 47, replace the first paragraph and bulleted list under "Dividends and Distributions" with the following:

 The Funds pay their net investment income to shareholders of record on the business day prior to the payment date. The Funds (except Bond & Mortgage Securities) pay their net investment income on an annual basis. The payment date is the last business day of the year. The Bond & Mortgage Securities Fund previously paid its net investment income on a monthly basis. This change is effective October 1, 2007.


On page 48, after the second paragraph (at the end of the "Dividends and Distributions" section), add the following:


 The Bond & Mortgage Securities Fund declares dividends of all its daily net investment income each day its shares are priced. Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses, and shareholder activity may differ from estimates, consequently, differences, if any, will be included in the calculation of subsequent dividends. On the last business day of each month (or the previous business day) the Fund will pay out their accumulated declared dividends.




                         PRINCIPAL INVESTORS FUND, INC.



                                     FUNDS
                                     -----

                        BOND & MORTGAGE SECURITIES FUND
                              LARGECAP VALUE FUND
                    PRINCIPAL LIFETIME STRATEGIC INCOME FUND
                          PRINCIPAL LIFETIME 2010 FUND
                          PRINCIPAL LIFETIME 2020 FUND
                          PRINCIPAL LIFETIME 2030 FUND
                          PRINCIPAL LIFETIME 2040 FUND
                          PRINCIPAL LIFETIME 2050 FUND


                              SELECT CLASS SHARES





                  The date of this Prospectus is May 29, 2007.

As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved these securities or determined whether this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Risk/Return Summary .....................................................2
  Bond & Mortgage Securities Fund.......................................4

  LargeCap Value Fund...................................................6

  Principal LifeTime Strategic Income Fund..............................11

  Principal LifeTime 2010 Fund..........................................12

  Principal LifeTime 2020 Fund..........................................13

  Principal LifeTime 2030 Fund..........................................14

  Principal LifeTime 2040 Fund..........................................15

  Principal LifeTime 2050 Fund..........................................16


General Information

 The Costs of Investing................................................. 18

 Distribution Plans and Additional Information Regarding Intermediary
 Compensation........................................................... 18

 Certain Investment Strategies and Related Risks........................ 35

 Management of the Funds ................................................ 41

 Pricing of Fund Shares................................................. 45

 Purchase of Fund Shares................................................ 46

 Redemption of Fund Shares.............................................. 46

 Exchange of Shares Among Principal Investors Funds ..................... 46

 Frequent Purchases and Redemptions..................................... 47

 Dividends and Distributions............................................ 47

 Fund Account Information............................................... 48

 Portfolio Holdings Information......................................... 49

 Financial Highlights................................................... 49

Additional Information..................................................58

Appendix A - Summary of Principal Risks .................................59

Appendix B - Definitions of the Indices Referenced in this Prospectus...64

RISK/RETURN SUMMARY


Principal Investors Fund, Inc. is comprised of many investment portfolios ("Funds"). Princor Financial Services Corporation * ("Princor") is the Fund's principal underwriter for Select Class shares. Principal Management Corporation* ("Principal"), the manager of each of the Funds, seeks to provide a broad range of investment approaches through the Principal Investors Fund. Principal has selected a Sub-Advisor for each of the Funds based on the Sub-Advisors' experience with the investment strategy for which it was selected. The Sub-Advisor for the Funds in this prospectus is Principal Global Investors, LLC.
* Principal Management Corporation, Principal Global Investors, LLC, and Princor Financial Services Corporation are affiliates of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group/(R)/.


The Funds offer one class of shares through this prospectus which may be purchased through retirement plans. Such plans may impose fees in addition to those charged by the Funds. The services available to you may vary depending upon how you wish to purchase shares of the Fund. Not all of the Funds are offered in every state. Please check with your financial advisor or our home office for state availability.


In the description for each Fund, there is important information about the
Fund's:

MAIN STRATEGIES AND RISKS
These sections describe each Fund's investment objective and summarize how each Fund intends to achieve its investment objective. The Board of Directors may change a Fund's objective or investment strategies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to the Fund's investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

The sections also describe each Fund's primary investment strategies (including the type or types of securities in which the Fund invests), any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries and the main risks associated with an investment in the Fund. A fuller discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions as more fully described under the caption "Certain Investment Strategies and Related Risks-Temporary Defensive Measures."


Each Fund is designed to be a portion of an investor's portfolio. None of the Funds is intended to be a complete investment program. Investors should consider the risks of each Fund before making an investment and be prepared to bear investment losses during periods of adverse market conditions. The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. Factors that may adversely affect a particular Fund as a whole are called "principal risks." The principal risks of investing in the Funds are stated as to each Fund in the Fund's description. In addition to the risks identified in each Fund's description, each of the Funds is also subject to credit and counterparty risk, liquidity risk, market risk, and management risk. These risks, and each of the other principal risks, are more fully explained in Appendix A to this prospectus.


INVESTMENT RESULTS
A bar chart and a table are included with each Fund that has annual returns for a full calendar year. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of:
.. a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.) and
.. an average of the performance of a group of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

A Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


FEES AND EXPENSES
The annual operating expenses for each Fund are deducted from that Fund's assets (stated as a percentage of Fund assets). A Fund's operating expenses are shown with each Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in a Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown. Your actual costs may be higher or lower.


NOTE:

.. No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been made by the Principal Investors Fund, a Fund, Principal, any Sub-Advisor, or the Distributor.

BOND & MORTGAGE SECURITIES FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks to provide current income.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

MAIN STRATEGIES AND RISKS
Under normal circumstances, the Fund invests at least 80% of its net assets
(plus any borrowings for investment purposes) in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). The Fund considers the term "bond" to mean any debt security. Under normal circumstances, the Fund invests in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of PGI of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund's assets may be invested in:
.. common and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's (i.e.
  less than investment grade (commonly known as "junk bonds")) but not lower than CCC- (S&P) or Caa (Moody's).

The Fund may also enter into reverse repurchase agreements to attempt to enhance portfolio return and income and may lend its portfolio securities to brokers, dealers and other financial institutions. PGI may, but is not required to, use derivative instruments ("derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.


The Fund may actively trade securities in an attempt to achieve its investment objective.


During the fiscal year ended October 31, 2006, the average ratings of the Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

68.43% in securities      11.85% in securities       0.25% in securities rated
rated Aaa                 rated Baa                  Caa
4.97% in securities       3.08% in securities rated  0.02% in securities rated
rated Aa                  Ba                         Ca
8.90% in securities       2.50% in securities rated
rated A                   B



Among the principal risks of investing in the Fund are:

  .Fixed-Income                                   .U.S. Government Securities
    Securities            . Prepayment Risk         Risk
  . Active Trading Risk   . Derivatives Risk      . Portfolio Duration Risk
  .
    Municipal Securities  .High Yield
    Risk                    Securities Risk       . Underlying Fund Risk
  .U.S. Government
    Sponsored Securities
    Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.

The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2001"7.05

"2002"9.38


"2003"4.29


"2004"4.32


"2005"2.07

2006 4.17



LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                      4.59%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q2 '04
  -2.47%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                          PAST 1 YEAR          PAST 5 YEARS        LIFE OF FUND*
 SELECT CLASS...............................................         4.17                  4.82                5.36
 Lehman Brothers Aggregate Bond Index ......................         4.33                  5.06                5.62
 Morningstar Intermediate-Term Bond Category Average .......         4.11                  4.61                5.19
  Index performance does not reflect deductions for fees, expenses or taxes.

 * Lifetime results are measured from the date the share class was first sold (December 6, 2000).
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31, 2006
 Management Fees.........................        0.53%
 12b-1 Fees..............................        0.10
 Other Expenses* /(1)/ ..................        0.28
                                                 ----
     TOTAL ANNUAL FUND OPERATING EXPENSES        0.91%
 * Other Expenses which include:
  Service Fee............................        0.15%
  Administrative Service Fee.............        0.13
 ///(1)/
  Expense information has been restated to reflect current fees and to exclude interest expense paid on the borrowings through reverse repurchase agreements. Certain other operating expenses of the fund have increased effective January 1, 2007.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                             NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------
                                                              1     3      5      10
 SELECT CLASS                                                $93    $290   $504   $1,120

LARGECAP VALUE FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000/(R)// /Value Index, which as of December 31, 2006 ranged between approximately $1.3 billion and $446.9 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

The Fund invests in stocks that, in the opinion of PGI, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Fund are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. monitoring a stock's behavior in the market to assess the timeliness of the investment.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (LargeCap)
    Risk                  . Derivatives Risk        Risk
  .
    Underlying Fund Risk  . Active Trading Risk   . Value Stock Risk
                          .Foreign Securities
  . Exchange Rate Risk      Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.

The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2001"-7.55

"2002"-13.25


"2003"25


"2004"12.08


"2005"6.35

2006 19.59



LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    15.18%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -15.02%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                          PAST 1 YEAR           PAST 5 YEARS         LIFE OF FUND*
 SELECT CLASS...............................................         19.59                   9.10                6.62
 Russell 1000 Value Index ..................................         22.25                  10.86                7.93
 Morningstar Large Value Category Average ..................         18.18                   8.38                6.38
  Index performance does not reflect deductions for fees, expenses or taxes.
 * Lifetime results are measured from the date the Select class was first sold (December 6, 2000).
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31, 2006
 Management Fees............................                         0.45%
 12b-1 Fees.................................                         0.10
 Other Expenses* /(1)/ .....................                         0.29
                                                                     ----
        TOTAL ANNUAL FUND OPERATING EXPENSES                         0.84%
 Expense Reimbursement /(2)/ ...............                         0.01
                                                                     ----
                                NET EXPENSES                         0.83%
 * Other Expenses:
    Service Fee.............................                         0.15%
    Administrative Service Fee..............                         0.13
 ///(1)/
  Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective
   January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      1     3     5      10
 SELECT CLASS                                                                                      $85   $267  $465  $1,036

PRINCIPAL LIFETIME FUNDS

Principal Investors Fund, Inc. offers Funds that are designed to meet the needs of an investor who wants an investment option that is suited to the investor's particular investment time horizon and who tends to be more accepting of risk in the early years of his or her time horizon and becomes more risk-averse as he or she nears the investment goal (for example, retirement or saving for college). Professional investment advisers manage the Funds to align, over time, underlying investments with the changing risk tolerance of the investor. These Funds are sometime referred as "target date funds." The target date Funds offered by the Fund are: Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, and Principal LifeTime Strategic Income (the "Principal LifeTime Funds").


OBJECTIVE: The investment objective of each of the Principal LifeTime 2010, 2020, 2030, 2040, and 2050 Funds is to seek a total return consisting of long-term growth of capital and current income.

          The investment objective of the Principal LifeTime Strategic Income Fund is to seek current income.


MAIN STRATEGIES AND RISKS
To pursue its goal, each Principal LifeTime Fund invests in other Principal Funds (the "underlying funds") that Principal Management Corporation ("Principal"), the manager of the Funds, and Principal Global Investors, LLC ("PGI"), the Funds' Sub-Advisor, consider appropriate based on the remaining time horizon of a particular Principal LifeTime Fund and the expected risk tolerance of those investors who have chosen that time horizon. The underlying funds provide each Fund with exposure to a broad range of asset classes, including domestic and foreign equity and fixed-income securities. In the case of Principal LifeTime Strategic Income Fund, most of the Fund's assets are invested in underlying funds which are intended primarily to give the Fund broad exposure to income-producing securities through their investments in fixed-income securities, "hybrid" securities - such as real estate securities and preferred securities, which may produce current income as well as capital gains - and dividend generating domestic and foreign stocks.

Both Principal and PGI provide investment advisory services to the Principal LifeTime Funds. Principal has hired PGI to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for each Principal LifeTime Fund. PGI is also responsible for employing an active rebalancing strategy which is designed to identify asset classes that appear attractive or unattractive over the short term.

After PGI sets the percentage of Fund assets to be allocated to a particular asset class, Principal selects the underlying funds for each asset class and the target weights for each underlying fund. Shifts in asset class targets or underlying funds may occur in response to the normal evaluative processes of PGI and Principal, the shortening time horizon of a Fund or market forces or Fund circumstances which indicate that changes in allocations may be appropriate. Principal may, at any time, add, remove, or substitute underlying funds in which a Principal LifeTime Fund invests.

In selecting underlying funds and target weights, Principal considers, among other things, quantitative measures, such as past performance, expected levels of risk and returns, expense levels, diversification of existing funds, and style consistency. In addition, qualitative factors such as organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading, and compliance systems of the underlying fund's Sub-Advisor are also evaluated. There are no minimum or maximum percentages of assets that a Principal LifeTime Fund must invest in a specific asset class or underlying fund. Principal determines whether to use cash flows or asset transfers or both to achieve the target weights established from time to time for underlying funds. Principal monitors the performance of the Sub-Advisor of each underlying fund relative to that fund's appropriate benchmark and peer group.


Over time, PGI intends to gradually shift the asset allocation targets of each Principal LifeTime Fund (other than the Principal LifeTime Strategic Income
Fund) to accommodate investors progressing from asset accumulation years to income-generation years. It is expected that, within 10 to 15 years after its target year, a Principal LifeTime Fund's underlying fund allocation will match that of the Principal LifeTime Strategic Income Fund. At that time the Principal LifeTime Fund may be combined with the Principal LifeTime Strategic Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders.

There can be no assurance that any Principal LifeTime Fund will achieve its investment objective. The net asset value of each of the Principal LifeTime Fund's shares is affected by changes in the value of the securities it owns. The Fund's performance is directly related to the performance of the underlying funds. The ability of each Principal LifeTime Fund to meet its investment objective depends on the ability of the underlying fund to achieve their investment objectives.


The broad diversification of each Principal LifeTime Fund is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of a Principal LifeTime Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Each Principal LifeTime Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them. The primary risks associated with investing in the underlying funds are identified in the summary of each underlying funds in this prospectus.


The greater the investment by each Principal LifeTime Fund in Funds that invest primarily in stocks, the greater the potential exposure to the following risks:

  .Equity Securities
    Risk                  . Growth Stock Risk         . Value Stock Risk
                          .Market Segment
  . Derivatives Risk        (LargeCap) Risk           . Exchange Rate Risk
  . Active Trading Risk   . Underlying Fund Risk



The greater the investment by each Principal LifeTime Fund in Funds that invest primarily in bonds or other forms of fixed-income securities, the greater the potential exposure to the following risks:

                          .
                            Municipal Securities
  . Fixed-Income Risk       Risk                  . Portfolio Duration Risk
  .U.S. Government        .High Yield             .U.S. Government Securities
    Sponsored Securities    Securities Risk         Risk
    Risk



The greater the investment by each Principal LifeTime Fund in Funds that invest in foreign investments, the greater the potential exposure to the following risks:

  .Foreign Securities
    Risk                   . Exchange Rate Risk      . Small Company Risk
  . Market Segment Risk    . Derivatives Risk



Each Principal LifeTime Fund is also subject to the following risks:



PAYMENT IN KIND LIQUIDITY RISK . Under certain circumstances, an underlying fund may determine to pay a redemption request by a Principal LifeTime Fund wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Principal LifeTime Funds may hold portfolio securities until Principal determines that it is appropriate to dispose of such securities.



CONFLICT OF INTEREST RISK . The officers, directors, Principal, Sub-Advisor, Distributors, and transfer agent of the Principal LifeTime Funds serve in the same capacities for the underlying funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Principal LifeTime Funds and the underlying funds. Because Principal and its affiliated companies earn different fees from the underlying funds in which the Principal LifeTime Funds invest, there may be a conflict between the interests of the Principal LifeTime Funds and the economic interests of Principal and its affiliates.


PGI has provided investment advice to each Principal LifeTime Fund since its inception.

As of October 31, 2006, each Principal LifeTime Fund's assets were allocated among the underlying funds as identified in the table below

                                                                                                                   PRINCIPAL
                                                           PRINCIPAL  PRINCIPAL  PRINCIPAL  PRINCIPAL  PRINCIPAL   LIFETIME
                                                           LIFETIME   LIFETIME   LIFETIME   LIFETIME   LIFETIME    STRATEGIC
                                                             2010       2020       2030       2040       2050       INCOME
                     UNDERLYING FUND                         FUND       FUND       FUND       FUND       FUND        FUND
 Bond & Mortgage Securities                                  31.96%     24.33%     17.17%     11.85%      6.65%      38.47%
 Disciplined LargeCap Blend                                  10.37      15.43      17.31      18.94      21.09        5.33
 Inflation Protection                                         0.82                                                    1.31
 International Emerging Markets                               0.69       0.99       1.16       1.10       1.11
 International Growth                                         5.93       9.55      12.12      12.61      14.91        3.71
 Large Cap Growth                                             4.13       5.63       6.78       8.05       8.72        2.33
 LargeCap Value                                               3.03       4.15       5.12       6.13       6.37        1.73
 Partners International                                       1.36       1.54       1.82       2.10       2.23        0.62
 Partners LargeCap Blend I                                    0.97       1.67       1.68       1.84       2.01        0.60
 Partners LargeCap Growth I                                   1.17       1.22       1.64       2.15       2.15        0.56
 Partners LargeCap Growth II                                  2.77       3.84       4.62       5.54       5.81        1.43
 Partners LargeCap Value                                      4.90       6.44       7.82       9.14      10.26        2.75
 Partners LargeCap Value I                                    0.76       0.98       1.19       1.26       1.37
 Partners MidCap Growth                                                  0.42       0.63       0.70       0.86
 Partners MidCap Value I                                                 0.43       0.64       0.71       0.87
 Partners SmallCap Growth I                                                         0.45       0.71       0.88
 Partners SmallCap Growth III                                 0.52       1.62       1.97       2.44       2.89
 Partners SmallCap Value I                                                          0.45       0.71       0.98
 Preferred Securities                                         9.14       9.25       6.13       4.05       2.72       10.04
 Real Estate Securities                                       8.73       8.66       7.16       4.89       2.67        6.97
 SmallCap S&P 600 Index                                       3.61       2.24       2.15       2.62       2.52        2.14
 SmallCap Value                                               0.56       1.61       1.99       2.46       2.93
 Ultra Short Bond                                             8.58                                                   22.01
                                                    TOTAL   100.00%    100.00%    100.00%    100.00%    100.00%     100.00%




HISTORICAL PERFORMANCE
The following bar charts and tables show the historical investment performance of each Principal LifeTime Fund. The bar chart for each Fund shows how the Fund's total return has varied year-by-year, and the table for the Fund shows the performance of its shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the risks of investing in the Fund. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Each Fund's investment return is net of the operating expenses of each of the underlying funds.

                    PRINCIPAL LIFETIME STRATEGIC INCOME FUND

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in underlying fixed-income funds, but also invests in underlying equity and hybrid funds according to an asset allocation strategy designed for investors seeking current income from their investment.

PERFORMANCE
The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2002"-2.06

"2003"14.75


"2004"10.66


"2005"3.75

2006 8.66



LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     7.05%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -3.43%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                             PAST 1 YEAR                     PAST 5 YEARS    LIFE OF FUND*
 SELECT CLASS....................................                        8.66                            6.99            6.23
 S&P 500 Index ..................................                       15.79                            6.19            4.10
 Lehman Brothers Aggregate Bond Index ...........                        4.33                            5.06            5.33
 Morningstar Conservative Allocation Category
 Average ........................................                        8.17                            5.66            4.29
 Morningstar Target-Date 2000-2014 Category
 Average/(1)/ ...................................                        8.60                            5.39            4.99
  Index performance does not reflect deductions for fees, expenses or taxes.
 * Lifetime results are measured from the date the Select class was first sold (March 1, 2001).
 ///(1)/Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle fixed income funds to their respective peers. The category formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

                          PRINCIPAL LIFETIME 2010 FUND

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund's asset allocation will become more conservative over time.

PERFORMANCE
The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2002"-4.71

"2003"18.22


"2004"11.36


"2005"5.1

2006 11.56



LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     8.61%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -5.54%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                             PAST 1 YEAR                     PAST 5 YEARS    LIFE OF FUND*
 SELECT CLASS....................................                       11.56                            8.02            6.95
 S&P 500 Index ..................................                       15.79                            6.19            4.10
 Lehman Brothers Aggregate Bond Index ...........                        4.33                            5.06            5.33
 Morningstar Conservative Allocation Category
 Average ........................................                        8.17                            5.66            4.29
 Morningstar Target-Date 2000-2014 Category
 Average/(1)/ ...................................                        8.60                            5.39            4.99
  Index performance does not reflect deductions for fees, expenses or taxes.
 * Lifetime results are measured from the date the Select class was first sold (March 1, 2001).
 ///(1)/Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle fixed income funds to their respective peers. The category formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

                          PRINCIPAL LIFETIME 2020 FUND

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund's asset allocation will become more conservative over time.

PERFORMANCE
The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2002"-7.34

"2003"21.1


"2004"11.82


"2005"7.27


2006 13.82



LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    10.23%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -7.68%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                             PAST 1 YEAR                     PAST 5 YEARS    LIFE OF FUND*
 SELECT CLASS....................................                       13.82                            8.90            7.66
 S&P 500 Index ..................................                       15.79                            6.19            4.10
 Lehman Brothers Aggregate Bond Index ...........                        4.33                            5.06            5.33
 Morningstar Moderate Allocation Category Average                       11.26                            6.09            4.88
 Morningstar Target-Date 2015-2029 Category
 Average/(1)/....................................                       12.41                            6.88            5.67
  Index performance does not reflect deductions for fees, expenses or taxes.
 * Lifetime results are measured from the date the Select class was first sold (March 1, 2001).
 ///(1)/Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle fixed income funds to their respective peers. The category formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

                          PRINCIPAL LIFETIME 2030 FUND

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund's asset allocation will become more conservative over time.

PERFORMANCE
The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2002"-10.39

"2003"24.93


"2004"12.43


"2005"7.98

2006 14.74



LOGO

///(//1)
 /During 2003, the Class experienced a significant redemption of shares.
 Because the remaining shareholders held relatively small positions, the total return shown in the table for Life of Fund is greater than it would have been without the redemption.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    11.45%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -10.08%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                           PAST 1 YEAR                       PAST 5 YEARS    LIFE OF FUND*
 SELECT CLASS ..............................
                                                                      14.74                            9.29/(1)/       7.81/(1)/
 S&P 500 Index .............................                          15.79                            6.19            4.10
 Lehman Brothers Aggregate Bond Index ......                           4.33                            5.06            5.33
 Morningstar Moderate Allocation Category
 Average ...................................                          11.26                            6.09            4.88
 Morningstar Target-Date 2030+ Category
 Average/(2)/ ..............................                          14.40                            7.60            5.84
  Index performance does not reflect deductions for fees, expenses or taxes.
 * Lifetime results are measured from the date the Select class was first sold (March 1, 2001).
 ///(//1)
  /During 2003, the Class experienced a significant redemption of shares. Because the remaining shareholders held relatively small positions, the total return shown in the table for Life of Fund is greater than it would have been without the redemption.
 ///(//2//)/
  Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle fixed income funds to their respective peers. The category formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

                          PRINCIPAL LIFETIME 2040 FUND

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund's asset allocation will become more conservative over time.

PERFORMANCE
The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2002"-13.03

"2003"24.01


"2004"12.59


"2005"8.36

2006 15.15

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    12.38%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -12.21%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                            PAST 1 YEAR                      PAST 5 YEARS    LIFE OF FUND*
 SELECT CLASS...............................                           15.15                             8.67            7.63
 S&P 500 Index ................................                        15.79                             6.19            4.10
 Lehman Brothers Aggregate Bond Index .........                         4.33                             5.06            5.33
 Morningstar Moderate Allocation Category
 Average ......................................                        11.26                             6.09            4.88
 Morningstar Target-Date 2030+ Category
 Average/(1)/ .................................                        14.40                             7.60            5.84
  Index performance does not reflect deductions for fees, expenses or taxes.
 * Lifetime results are measured from the date the Select class was first sold (March 1, 2001).
 ///(1)/Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle fixed income funds to their respective peers. The category formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

                          PRINCIPAL LIFETIME 2050 FUND

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund's asset allocation will become more conservative over time.

PERFORMANCE
The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2002"-16.01

"2003"26.03


"2004"12.82


"2005"8.94

2006 15.72


LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    13.49%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -14.77%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                            PAST 1 YEAR                      PAST 5 YEARS    LIFE OF FUND*
 SELECT CLASS...............................                           15.72                             8.53            7.01
 S&P 500 Index ................................                        15.79                             6.19            4.10
 Lehman Brothers Aggregate Bond Index .........                         4.33                             5.06            5.33
 Morningstar Large Blend Category Average .....                        14.12                             5.92            4.10
 Morningstar Target-Date 2030+ Category
 Average/(1)/ .................................                        14.40                             7.60            5.84
  Index performance does not reflect deductions for fees, expenses or taxes.
 * Lifetime results are measured from the date the Select class was first sold (March 1, 2001).
 ///(1)/Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle fixed income funds to their respective peers. The category formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

FEES AND EXPENSES OF THE PRINCIPAL LIFETIME FUNDS
The following table shows the operating expenses (expressed as a percentage of average daily net assets) incurred by the Select Class shares of the Principal LifeTime Funds during the fiscal year ended October 31, 2006. The table also shows the estimated amount of expenses (expressed as a percentage of average daily net assets) indirectly incurred by the Principal LifeTime Funds through their investments in the underlying funds based on expenses of the underlying funds for the fiscal year ended October 31, 2006.
                         ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY
                                   NET ASSETS*

                                                         SELECT CLASS SHARES
 -----------------------------------------------------------------------------------------------------------------------------------

                                                                 PRINCIPAL         PRINCIPAL         PRINCIPAL
                                                                  LIFETIME          LIFETIME          LIFETIME
                                                                    2010              2020              2030
  FOR THE YEAR ENDED OCTOBER 31, 2006                               FUND              FUND              FUND
 Management Fees............................................      0.1225%           0.1225%           0.1225%
 12b-1 Fees.................................................      0.1000            0.1000            0.1000
 Other Expenses/* //(1)/ ...................................      0.2800            0.2800            0.2800
                                                                  ------            ------            ------
                                     TOTAL FEES AND EXPENSES      0.5025%           0.5025%           0.5025%
 Fee Reduction and/or Expense Reimbursement at
 Principal LifeTime Fund level /(//2//)/ ...................      0.0000            0.0000            0.0000
                                                                  ------            ------            ------
                                                NET EXPENSES      0.5025%           0.5025%           0.5025%
 Acquired Fund ("Underlying Fund") Operating Expenses             0.6000            0.6800            0.6900
                                                                  ------            ------            ------
                        TOTAL ANNUAL FUND OPERATING EXPENSES      1.1025%           1.1825%           1.1925%
 * Other Expenses Includes:
   Service Fee..............................................        0.15%             0.15%             0.15%
   Administrative Service Fee.....                                  0.13              0.13              0.13
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).
                                                         SELECT CLASS SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL
                                                                 PRINCIPAL         PRINCIPAL          LIFETIME
                                                                  LIFETIME          LIFETIME         STRATEGIC
                                                                    2040              2050             INCOME
  FOR THE YEAR ENDED OCTOBER 31, 2006                               FUND              FUND              FUND
 Management Fees............................................      0.1225%           0.1225%           0.1225%
 12b-1 Fees.................................................      0.1000            0.1000            0.1000
 Other Expenses/* //(1)/ ...................................      0.2900            0.2900            0.2900
                                                                  ------            ------            ------
                                     TOTAL FEES AND EXPENSES      0.5125%           0.5125%           0.5125%
 Fee Reduction and/or Expense Reimbursement at
 Principal LifeTime Fund level /(//2//)/ ...................      0.0100            0.0100            0.0100
                                                                  ------            ------            ------
                                                NET EXPENSES      0.5025%           0.5025%           0.5025%
 Acquired Fund ("Underlying Fund") Operating Expenses             0.6900            0.7100            0.5600
                                                                  ------            ------            ------
                        TOTAL ANNUAL FUND OPERATING EXPENSES      1.1925%           1.2125%           1.0625%
 * Other Expenses Includes:
   Service Fee..............................................        0.15%             0.15%             0.15%
   Administrative Service Fee.....                                  0.13              0.13              0.13
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


EXAMPLE
The examples are intended to help you compare the cost of investing in a LifeTime Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all your shares at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses, including the operating expenses of the underlying funds, remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                             SELECT CLASS SHARES
 ------------------------------------------------------------------------------
                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------
                                            1     3     5      10
 PRINCIPAL LIFETIME 2010
 FUND                                    $112  $351  $608  $1,343
 PRINCIPAL LIFETIME 2020
 FUND                                     121   375   650   1,435
 PRINCIPAL LIFETIME 2030
 FUND                                     122   379   656   1,446
 PRINCIPAL LIFETIME 2040
 FUND                                     122   381   660   1,456
 PRINCIPAL LIFETIME 2050
 FUND                                     123   386   669   1,476
 PRINCIPAL LIFETIME
 STRATEGIC INCOME FUND                    108   340   590   1,307

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Funds are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Funds purchased with reinvested dividends or other distributions. The Funds do not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

Each Principal LifeTime Fund, as a shareholder in the underlying funds, bears its pro rata share of the management fees incurred by each underlying fund. The investment return of each Principal LifeTime Fund is net of the underlying funds' management fee.


Each Fund pays ongoing fees to Principal and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, Principal has agreed to provide investment advisory services and corporate administrative services to the Funds.
.. Distribution Fee - Each of the Funds has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Select class of each Fund pays a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Over time, these fees may exceed other types of sales charges.
.. Service Fee - Principal has entered into a Services Agreement with the Fund under which Principal performs personal services for shareholders.
.. Administrative Service Fee - Principal has entered into an Administrative
  Services Agreement with the Fund under which Principal provides transfer agent and corporate administrative services to the Fund. In addition, Principal has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.

DISTRIBUTION PLANS AND ADDITIONAL INFORMATION REGARDING INTERMEDIARY
COMPENSATION


Each of the Funds has adopted a 12b-1 Plan for the Select Class shares of the Fund. Under the 12b-1 Plan, each Fund may make payments from its assets attributable to the share class to the Fund's Distributor for distribution-related expenses and for providing services to shareholders of the share class. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Funds and may cost more than paying other types of sales charges.


The Distributor for all of the share classes of Principal Investors Fund described in this prospectus is Princor Financial Services Corporation, a wholly owned subsidiary of Principal Financial Group. The term "Distributor" as used in this section refers to Princor Financial Services Corporation.


The maximum annual Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for the Select Class of the Funds is 0.10%



PAYMENTS TO INVESTMENT REPRESENTATIVES AND THEIR FIRMS . Financial intermediaries market and sell shares of the Funds. These financial intermediaries receive compensation from the Distributor and its affiliates for selling shares of the Funds and/or providing services to the Funds' shareholders. Financial intermediaries may include, among others, broker-dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Investment Representatives who deal with investors are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any Rule 12b-1 Plan fee that the shareholder or the Funds pay to the Distributor. Individual Investment Representatives may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.


OTHER PAYMENTS TO INTERMEDIARIES. . In addition to the commissions paid at the time of sale, ongoing payments, and the reimbursement of costs associated with education, training and marketing efforts, conferences, seminars, due diligence trip expenses, ticket charges, and other general marketing expenses, some or all of which may be paid to financial intermediaries (and, in turn, to your Investment Representative), the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell shares of the Funds for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed (a) 0.25% of the current year's sales of Fund shares by that financial intermediary and/or (b) 0.25% of average daily net assets of Fund shares serviced by that financial intermediary over the year.

A number of factors are considered in determining the amount of these additional payments, including each financial intermediary's Fund sales, assets, and redemption rates as well as the willingness and ability of the financial intermediary to give the Distributor access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include the Funds on a ''preferred list.'' The Distributor's goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services.


Additionally, the Distributor may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and training and marketing efforts related to the Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributor may also provide payment or reimbursement for expenses associated with qualifying dealers' conferences, transactions (''ticket'') charges, and general marketing expenses.


In connection with the purchase by Principal Management Corporation ("Principal") of WM Advisors, Inc. ("WM Advisors"), the investment advisor to the WM Funds, and WM Advisors' two subsidiaries, WM Funds Distributor, Inc. and WM Shareholder Services, Inc. (the "Transaction"), New American Capital, Inc. and its parent company Washington Mutual, Inc. ("WaMu") have agreed to make certain contingent payments to Principal with respect to each of the first four years following the closing of the Transaction. Such payments must be made if aggregate management fee revenues to Principal and its affiliates from assets under management in funds and other financial products advised by Principal and its affiliates (including the funds covered by this prospectus) (collectively, the "Principal Products") sold through WaMu and its affiliates (including WM Financial Services, Inc., a broker-dealer subsidiary of WaMu) fall below certain specified targets during any such year. This could result in up to $30 million being paid by WaMu or New American Capital, Inc. to Principal with respect to each of those four years following the closing of the Transaction. As a result, WM Financial Services, Inc. (and/or it affiliates) will have an additional incentive to sell Principal Products following the closing of the Transaction.


If one mutual fund sponsor makes greater distribution assistance payments than another, your Investment Representative and his or her financial intermediary may have an incentive to recommend one fund complex over another. Similarly, if your Investment Representative or his or her financial intermediary receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that share class.


Please speak with your Investment Representative to learn more about the total amounts paid to your Investment Representative and his or her financial intermediary by the Funds, the Distributor and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Investment Representative at the time of purchase.

As of March 1, 2007, the Distributor anticipates that the firms that will receive additional payments for distribution of the Funds (other than commissions paid at the time of sale, ongoing payments, and the reimbursement of cost associated with education, training and marketing efforts, conferences, ticket charges, and other general marketing expenses) include:

    Advantage Capital Corporation        Mutual Service Corporation
    A.G. Edwards & Sons, Inc.            National Financial Services Corp.
    AIG Financial Advisors, Inc.         National Investors Corporation
    American General Securities, Inc.    Oppenheimer & Co., Inc.
    American Portfolios Financial
    Services, Inc.                       Pacific Select Distributors, Inc.
    Ameriprise Financial Services
    Corp.                                Pershing
    Associated Financial Group           ProEquities, Inc.
    Charles Schwab & Co., Inc.           Prospera Financial Services, Inc.
                                         Prudential Investment Management
    Citigroup Global Markets, Inc.       Services, LLC
    Commonwealth Financial Network       Raymond James & Associates, Inc.
    Farmers Financial Solutions, LLC     Raymond James Financial Services, Inc.
    FFP Securities, Inc.                 RBC Dain Rauscher, Inc.
    FSC Securities Corporation           Robert W. Baird & Company, Inc.
    G.A. Repple & Company                Royal Alliance Associates, Inc.
    H. Beck, Inc.                        Scottrade, Inc.
    Investacorp, Inc.                    Securities America, Inc.
    Investment Advisors & Consultants,
    Inc.                                 Southwest Securities, Inc.
    Janney Montgomery Scott, LLC         Triad Advisors, Inc.
    Jefferson Pilot Securities
    Corporation                          UBS Financial Services, Inc.
                                         United Planners' Financial Services of
    Lincoln Financial Advisors Corp.     America
    Linsco/Private Ledger Corp.          Wachovia Securities, LLC
    McDonald Investments, Inc.           WM Financial Services, Inc.
    Merrill Lynch, Pierce, Fenner &
    Smith Inc.                           Waterstone Financial Group, Inc.
    Morgan Stanley DW, Inc.



To obtain a current list of such firms, call 1-800-222-5852.


Although a Fund may use brokers who sell shares of the Funds to effect portfolio transactions, the sale of shares is not considered as a factor by the Fund's Sub-Advisors when selecting brokers to effect portfolio transactions.


Your financial intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee is determined and disclosed separately by the financial intermediary. You should ask your Investment Representative for information about any fees and/or commissions that are charged.



RETIREMENT PLAN SERVICES . The Funds pay a Service Fee and Administrative Services Fee to Principal for providing services to retirement plan shareholders. Principal typically pays some or all of these fees to Principal Life Insurance Company, which has entered into an agreement to provide these services to the retirement plan shareholders. Principal may also enter into agreements with other intermediaries to provide these services, and pay some or all of the Fees to such intermediaries.


Plan recordkeepers, who may have affiliated financial intermediaries that sell shares of the funds, may be paid additional amounts. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Distributor for maintaining retirement plan ''platforms'' that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

The amounts paid to plan recordkeepers for recordkeeping services, and their related service requirements may vary across fund groups and share classes. This may create an incentive for financial intermediaries and their Investment Representatives to recommend one fund complex over another or one class of shares over another.


MAIN STRATEGIES AND RISKS OF UNDERLYING FUNDS


This section provides a summary description of the investment objectives and the principal strategies and risks of the Underlying Funds in which the Principal LifeTime Funds invest. The description of the Bond & Mortgage Securities Fund and the LargeCap Value Fund offered through this prospectus are not included in this section. Additional descriptions of the risks associated with the Underlying Funds are provided in "Certain Investment Strategies and Risks." Additional descriptions of the Underlying Funds' strategies and risks can be found in the Fund's Statement of Additional Information.


EQUITY FUNDS


DISCIPLINED LARGECAP BLEND . Among the principal risks of investing in the Disciplined LargeCap Blend Fund are: Equity Securities Risk, Derivatives Risk, Market Segment (Large Cap) Risk, Underlying Fund Risk, Growth Stock Risk, Value Stock Risk, and Active Trading Risk.


The Fund invests primarily in common stocks of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Standard & Poor's ("S&P") 500 Index (as of December 31, 2006 this range was between approximately $1.4 billion and $446.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.


In selecting securities for investment, the Sub-Advisor, PGI, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their expected investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


PGI believes that changes in market expectations drive stock prices. Early identification of improving business fundamentals, early identification of positive change in expectations regarding future profitability of companies and paying prices that are below "fair value" for these stocks will result in investment management success. PGI's investment process seeks to systematically identify stocks with desirable characteristics and combine these stocks in a risk-managed portfolio to maximize return potential by controlling risk.



INTERNATIONAL EMERGING MARKETS FUND . Among the principal risks of investing in the International Emerging Markets Fund are: Equity Securities Risk, Derivatives Risk, Small Company Risk, Foreign Securities Risk, Exchange Rate Risk, Active Trading Risk, Market Segment (SmallCap and MidCap) Risk, Emerging Market Risk, and Underlying Fund Risk.


The Fund seeks to achieve its objective by investing in common stocks of companies in emerging market countries. Under normal conditions, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) are invested in emerging market country equity securities. For this Fund, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. PGI focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Fund invests in securities of:
.. companies with their principal place of business or principal office in emerging market countries;
.. companies for which the principal securities trading market is an emerging market country; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

The Fund may invest assets in smaller or mid capitalization companies. PGI defines a smaller capitalization company as having a market capitalization between approximately $39 million and $3.1 billion. PGI defines a mid capitalization company as having a market capitalization between approximately $1.2 billion and $20.3 billion.

The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Fund may actively trade securities in an attempt to achieve its investment objective.


INTERNATIONAL GROWTH FUND . Among the principal risks of investing in the International Growth Fund are: Equity Securities Risk, Derivatives Risk, Foreign Securities Risk, Exchange Rate Risk, Market Segment Risk, Small Company Risk, Growth Stock Risk, and Underlying Fund Risk.


The Fund invests in common stocks and other securities of companies domiciled in any of the nations of the world. The Fund invests in securities listed on foreign or domestic securities exchanges, securities traded in foreign or domestic over-the-counter markets and depositary receipts. It purchases securities of:
.. companies with their principal place of business or principal offices outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced or sales made outside the U.S.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

LARGECAP GROWTH FUND . Among the principal risks of investing in the LargeCap Growth Fund are: Equity Securities Risk, Derivatives Risk, Market Segment (LargeCap) Risk, Underlying Fund Risk, Active Trading Risk, Growth Stock Risk, Exchange Rate Risk, Foreign Securities Risk, and Initial Public Offerings Risk.


The Fund invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000/(R)/ Growth Index (as of December 31, 2006 this range was between approximately $1.2 billion and $446.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.


Columbus Circle Investors ("CCI") uses a bottom-up approach (focusing on individual stock selection rather than forecasting market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.

Through in depth analysis of company fundamentals in the context of the prevailing economic environment, CCI's team of investment professionals selects companies that meet the criteria of positive momentum in a company's progress and positive surprise in reported results.


PARTNERS INTERNATIONAL FUND . Among the principal risks of investing in the Partners International Fund are: Small Company Risk, Derivatives Risk, Underlying Fund Risk, Foreign Securities Risk, Exchange Rate Risk, MidCap Stock Risk, and Market Segment (SmallCap and MidCap) Risk.


The Sub-Advisor, Pyramis Global Advisors, LLC (formerly known as Fidelity Management Research Company) ("Pyramis"), normally invests the Fund's assets primarily in non-U.S. securities. Pyramis normally invests the Fund's assets primarily in common stocks. Pyramis normally diversifies the Fund's investments across different countries and regions. In allocating the investments across countries and regions, Pyramis will consider the size of the market in each country and region relative to the size of the international market as a whole.


In buying and selling securities for the Fund, Pyramis relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk. In buying and selling securities for the Fund, Pyramis invests for the long term and selects those securities it believes offer strong opportunities for long-term growth of capital and are attractively valued.


Pyramis may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If Pyramis's strategies do not work as intended, the Fund may not achieve its objective.



PARTNERS LARGECAP BLEND FUND I . Among the principal risks of investing in the Partners LargeCap Blend Fund I are: Equity Securities Risk, Derivatives Risk, Market Segment (LargeCap) Risk, Active Trading Risk, Value Stock Risk, Growth Stock Risk, Underlying Fund Risk, Exchange Rate Risk, and Foreign Securities Risk.

The Fund seeks its objective through investment in a broadly diversified portfolio of large cap and blue chip equity investments representing all major sectors of the U.S. economy. Under normal market conditions, the Fund invests at least 80% of its assets (not including securities lending collateral and any investment of that collateral) in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index (as of December 31, 2006, the range was between approximately $1.4 billion and $446.9 billion)) measured at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

Goldman Sachs Asset Management, L.P. ("Goldman Sachs") seeks to outperform the S&P 500 Index by overweighting stocks that it believes are more likely to outperform the benchmark while underweighting stocks that it believes will lag the Index. Goldman Sachs seeks to add value from stock selection rather than sector rotation strategies or market timing. Its approach is to combine traditional fundamental analysis with sophisticated quantitative modeling and to carefully construct and manage the risk in the portfolio.



PARTNERS LARGECAP GROWTH FUND I . Among the principal risks of investing in the Partners LargeCap Growth Fund I are: Equity Securities Risk, Derivatives Risk, Market Segment (LargeCap) Risk, Exchange Rate Risk, Growth Stock Risk, Active Trading Risk, Foreign Securities Risk, and Underlying Fund Risk.


The Fund seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies with large market capitalizations that exhibit strong growth and free cash flow potential. These companies are generally characterized as "growth" companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with market capitalizations within the range of companies in the Russell 1000/(R) /Growth Index (as of December 31, 2006, this range was between approximately $1.2 billion and $446.9 billion) at the time of purchase. The Fund's investments in foreign companies will be limited to 25% of its total assets. The Fund may also purchase futures and options, in keeping with Fund objectives.


The market capitalization of companies in the Fund's portfolio and the Russell index will change over time, and the Fund will not automatically sell or cease to purchase the stock of a company it already owns just because the company's market capitalization grows or falls outside of the index range.


T. Rowe Price Associates, Inc. ("T. Rowe Price") generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.


In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Fund may actively trade securities in an attempt to achieve its investment objective.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing overall fund exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices and foreign currencies.



PARTNERS LARGECAP GROWTH FUND II . Among the principal risks of investing in the Partners LargeCap Growth Fund II are: Equity Securities Risk, Derivatives Risk, Market Segment (LargeCap) Risk, Growth Stock Risk, Foreign Securities Risk, Exchange Rate Risk, and Underlying Fund Risk.


Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of December 31, 2006, the range was between approximately $1.2 billion and $446.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

American Century Investment Management, Inc. ("American Century") selects stocks of larger-sized companies it believes will increase in value over time using a growth investment strategy it developed. In implementing this strategy, American Century uses a bottom-up approach to stock selection. This means that American Century makes investment decisions based primarily on its analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.


Using its extensive computer database, as well as other primary analytical research tools, American Century tracks financial information for individual companies to identify and evaluate trends in earnings, revenues, and other business fundamentals. Under normal market conditions, the Fund's portfolio will primarily consist of securities of companies whose earnings and revenues are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. Other analytical techniques help identify additional signs of business improvement, such as increasing cash flows, or other indications of the relative strength of a company's business. These techniques help American Century buy or hold the stocks of companies it believes have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.


Although American Century intends to invest the Fund's assets primarily in U.S. stocks, the Fund may invest up to 25% of its assets in securities of foreign companies. Most of the Fund's foreign investments are in companies located and doing business in developed countries.


American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. When American Century believes it is prudent, the Fund may invest a portion of its assets in debt securities, options, preferred stock and equity equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. Futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid while performing more like stocks. In addition, up to 25% of Fund assets may be invested in foreign securities.


Principal has selected BNY Investment Advisors ("BNY") as Sub-Advisor for the Fund's "cash buffer." The cash buffer is the receptacle for daily cash flows received as a direct result of transactions (purchases and redemptions) placed by shareholders. BNY will invest the Fund's cash buffer in S&P 500 Index futures contracts with a nominal value equal to the underlying cash buffer account (i.e., no leverage employed). Principal believes that, over the long term, this strategy will enhance the investment performance of the Fund.



PARTNERS LARGECAP VALUE FUND . Among the principal risks of investing in the Partners LargeCap Value Fund are: Equity Securities Risk, Derivatives Risk, Market Segment (LargeCap) Risk, Underlying Fund Risk, Value Stock Risk, Foreign Securities Risk, and Exchange Rate Risk.


The Fund invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, AllianceBernstein L.P. ("AllianceBernstein"), believes offer above-average potential for growth in future earnings. Under normal market conditions, the Fund generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000/(R)/ Value Index (as of December 31, 2006, this range was between approximately $1.3 billion and $446.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.


AllianceBernstein employs an investment strategy, generally described as "value" investing. The firm seeks securities that exhibit low financial ratios, can be acquired for less than what AllianceBernstein believes is the issuer's intrinsic value, or whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to AllianceBernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that AllianceBernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For AllianceBernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.


Principal has selected BNY as Sub-Advisor for the Fund's "cash buffer." The cash buffer is the receptacle for daily cash flows received as a direct result of transactions (purchases and redemptions) placed by shareholders. BNY will invest the Fund's cash buffer in S&P 500 Index futures contracts with a nominal value equal to the underlying cash buffer account (i.e., no leverage employed). Principal believes that, over the long term, this strategy will enhance the investment performance of the Fund.



PARTNERS LARGECAP VALUE FUND I . Among the principal risks of investing in the Partners LargeCap Value Fund I are: Exchange Rate Risk, Foreign Securities Risk, Value Stock Risk, Derivatives Risk, Market Segment (LargeCap) Risk, Equity Securities Risk, and Underlying Fund Risk.


The Fund invests primarily in common stocks and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of December 31, 2006 this range was between approximately $1.3 billion and $446.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.


In selecting securities, UBS Global Asset Management (Americas) Inc. ("UBS Global AM") focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the assessment of UBS Global AM of what a security is worth. UBS Global AM seeks to select securities with fundamental values that it estimates to be greater than its market value at any given time. For each stock under analysis, UBS Global AM bases its estimates of fundamental value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. UBS Global AM then compares its assessment of a security's value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics. UBS Global AM derives investment value and organizes collective investment insights with an emphasis on primary research and company visits.



PARTNERS MIDCAP GROWTH FUND . Among the principal risks of investing in the Partners MidCap Growth Fund are: Equity Securities Risk, Derivatives Risk, Market Segment (MidCap) Risk, Foreign Securities Risk, Growth Stock Risk, Active Trading Risk, Exchange Rate Risk, Initial Public Offerings Risk, MidCap Stock Risk, Small Company Risk, and Underlying Fund Risk.


The Fund invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of December 31, 2006 this range was between approximately $1.2 billion and $20.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


The Fund invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell Midcap Growth Index. The Fund is not an index fund and does not limit its investment to the securities of issuers in the Russell Midcap Growth Index. The Fund may invest up to 25% of its assets in securities of foreign companies.

Turner Investment Partners, Inc. ("Turner") selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Fund is fully invested.



PARTNERS MIDCAP VALUE FUND I . Among the principal risks of investing in the Partners MidCap Value Fund I are: Emerging Markets Risk, Derivatives Risk, Market Segment (MidCap) Risk, Foreign Securities Risk, Value Stock Risk, Initial Public Offerings Risk, Exchange Rate Risk, MidCap Stock Risk, Sector Risk, Small Company Risk, Equity Securities Risk, and Underlying Fund Risk.

Under normal market circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of equity investments in mid-cap issuers with a medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Value Index (as of December 31, 2006, the range was between approximately $1.3 billion and $19.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The Fund may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Goldman Sachs Asset Management, L.P. ("Goldman Sachs") selects stocks using a value oriented investment approach. GSAM evaluates securities using fundamental analysis and intends to purchase equity investments that are, in its view, underpriced relative to a combination of such company's long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting GSAM's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business. The Fund may also purchase securities of companies that have experienced difficulties and that, in the opinion of GSAM, are available at attractive prices.

Los Angeles Capital Management and Equity Research, Inc. ("LA Capital") employs a quantitative approach for selecting securities it believes are favored in the current market environment. The firm's proprietary Dynamic Alpha Model seeks to identify investor preferences for specific risk characteristics by analyzing valuation, income statement, balance sheet, industry and market-based factors. Expected returns are calculated for a universe of medium capitalization securities based on a security's exposure and the Model's expected return for each factor.


The portion of the Fund's assets managed by LA Capital are diversified across industries, common risk factors and companies. Through an optimization process, LA Capital seeks to control portfolio risks and implementation costs while striving to generate consistent results versus the Russell MidCap Value Index. Portfolio returns and risks are monitored daily by the investment team. Each month, the firm's Portfolio Review Committee formally reviews the portfolio for compliance with investment objectives and guidelines.


Principal may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund asset among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

PARTNERS SMALLCAP GROWTH FUND I . Among the principal risks of investing in the Partners SmallCap Growth Fund I are: Equity Securities Risk, Derivatives Risk, Initial Public Offerings Risk, Foreign Securities Risk, Growth Stock Risk, MidCap Stock Risk, Exchange Rate Risk, Small Company Risk, Underlying Fund Risk, and Market Segment (MidCap and SmallCap) Risk.


Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of: 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of December 31, 2006, the range was between approximately $39 million and $3.1 billion)) at the time of purchase. The Fund seeks to reduce risk by diversifying among many companies and industries. In addition, the Fund may invest up to 25% of its assets in securities of foreign companies. The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


The Sub-Advisor, AllianceBernstein, employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, it looks for fast-growing companies with above average sales growth and competitive returns on equity relative to their peers. In doing so, AllianceBernstein analyzes such factors as:
.. Earnings growth potential relative to competitors
.. Market share and competitive leadership of the company's products
.. Quality of management
.. Financial condition (such as debt to equity ratio)
.. Valuation in comparison to a stock's own historical norms and the stocks of other small-cap companies

AllianceBernstein follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.



PARTNERS SMALLCAP GROWTH FUND III . Among the principal risks of investing in the Partners SmallCap Growth Fund III are: Growth Stock Risk, MidCap Stock Risk, Exchange Rate Risk, Foreign Securities Risk, Small Company Risk, Initial Public Offerings Risk, Market Segment (SmallCap and MidCap) Risk, and Underlying Fund Risk.


The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations, the highest market capitalization of the companies in the Russell 2500 Growth Index (as of December 31, 2006, the range was between approximately $56 million and $7.4 billion), at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.


Mazama Capital Management, Inc. ("Mazama"), utilizes a fundamental, bottom-up approach to security selection. In selecting securities for the Fund, Mazama performs a detailed analysis of company financials using a proprietary Price/ Performance Model. The Model focuses on two main valuation components: estimates of a company's return-on-equity versus the forward price-to-earnings ratio as a measure of a current value and on a company's earnings growth versus the forward price-to-earnings ratio. Mazama also conducts ongoing discussions with company executives and key employees as well as visits to evaluate company operations first hand. Though Mazama does not incorporate top-down analysis in its investment process, it does incorporate knowledge of broad economic themes and trends to provide a backdrop for its bottom-up research. After identifying interesting investment opportunities, Mazama looks at other top companies in that sector to evaluate the overall attractiveness of the specific company as well as other companies in that sector.


Mazama's determination to sell a security from the Fund's portfolio is based on either a deterioration in the company's fundamentals or by a reduction in ranking due to price appreciation which is then reflected in a lower Price/ Performance Model score.

The Sub-Advisor, CCI, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.


Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, CCI's team of investment professionals selects companies that meet the criteria of positive momentum in a company's progress and positive surprise in reported results.


Principal determines the portion of the Fund's assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.



PARTNERS SMALLCAP VALUE FUND I . Among the principal risks of investing in the Partners SmallCap Value Fund I are: Equity Securities Risk, Derivatives Risk, Market Segment (SmallCap) Risk, Foreign Securities Risk, Value Stock Risk, Initial Public Offerings Risk, Exchange Rate Risk, Small Company Risk, Sector Risk, MidCap Stock Risk, and Underlying Fund Risk.


The Fund invests primarily in a diversified group of equity securities of U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000/(R)/ Value Index (as of December 31, 2006, this range was between approximately $39 million and $3.1 billion)) at the time of purchase. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. Value securities generally have above average dividend yield and below average price to earnings (P/E) ratios. Up to 25 of the Fund's assets may be invested in foreign securities. The Fund may also purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.


J.P. Morgan Investment Management, Inc. ("Morgan") uses quantitative and fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Fund relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable factor rankings. Such factors include various valuation and momentum measures. Morgan ranks these companies within economic sectors according to their relative attractiveness. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.


Under normal market conditions, the portion of the Fund sub-advised by Morgan will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale.


The portion of the Fund managed by Morgan seeks to provide full exposure to the equity market by investing in derivative securities such as index futures that reduce the impact of cash positions on performance relative to the benchmark.


In selecting investments for the Fund, Mellon Equity Associates, LLP ("Mellon Equity") uses a disciplined investment process that combines fundamental analysis and risk management with a multi-factor model that searches for undervalued stocks. Undervalued stocks are those selling at a low price relative to their profits and prospective earnings growth. The stock evaluation process uses several different characteristics, including changes in earnings estimates and change in price-to-earnings ratios, in an attempt to identify value among individual stocks.

Rather than using broad economic or market trends, Mellon Equity selects stocks on a company-by-company basis. To ensure ample diversification, the portion of the Fund's assets managed by Mellon Equity are allocated among industries and economic sectors in similar proportions to those of the Index. The portfolio is generally kept broadly diversified in an attempt to capture opportunities that may be realized quickly during periods of above-average market volatility. By maintaining such a diversified stance, stock selection drives performance.


Since the Fund has a long-term investment perspective, Mellon Equity does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading.


Principal determines the portion of the Fund's assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.



REAL ESTATE SECURITIES FUND . Among the principal risks of investing in the Real Estate Securities Fund are: Equity Securities Risk, Derivatives Risk, Small Company Risk, Foreign Securities Risk, Exchange Rate Risk, Real Estate Securities Risk, Sector Risk, Underlying Fund Risk, Active Trading Risk, Prepayment Risk, and Non-Diversification Risk.


Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry. For purposes of the Fund's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies. The Fund may invest in smaller capitalization companies.


Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.
In selecting securities for the Fund, the Sub-Advisor, Principal - Real Estate Investors, LLC, focuses on equity REITs.

The Fund may invest up to 25% of its assets in securities of foreign real estate companies. The Fund is "non-diversified," which means that it may invest more of its assets in the securities of fewer issuers than diversified mutual funds. Thus, the Fund is subject to non-diversification risk.



SMALLCAP S&P 600 INDEX FUND . Among the principal risks of investing in the SmallCap S&P 600 Index Fund are: Equity Securities Risk, Market Segment (SmallCap) Risk, Derivatives Risk, Small Company Risk, and Underlying Fund Risk.


Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's ("S&P") SmallCap 600 Index. The Sub-Advisor, PGI, attempts to mirror the investment performance of the Index by allocating the Fund's assets in approximately the same weightings as the S&P SmallCap 600 Index. The S&P SmallCap 600 is an unmanaged index of 600 domestic stocks chosen for market size, liquidity and industry group representation. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2006, the market capitalization range of the Index was between approximately $65 million and $3.7 billion. Over the long-term, PGI seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P SmallCap 600. It is unlikely that a perfect correlation of
1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P SmallCap 600. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Fund and Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.


Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P SmallCap 600 stocks. At times, the Fund's portfolio may be weighted differently from the S&P SmallCap 600, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P SmallCap 600 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.


PGI reserves the right to omit or remove any of the S&P SmallCap 600 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Fund's assets.


NOTE: "Standard & Poor's SmallCap 600" and "S&P SmallCap 600" are trademarks of
     The McGraw-Hill Companies, Inc. and have been licensed by Principal. The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.


SMALLCAP VALUE FUND . Among the principal risks of investing in the SmallCap Value Fund are: Equity Securities Risk, Derivatives Risk, Market Segment (SmallCap) Risk, Foreign Securities Risk, Value Stock Risk, Initial Public Offerings Risk, Exchange Rate Risk, Active Trading Risk, Underlying Fund Risk, and Small Company Risk.


The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of December 31, 2006, this range was between approximately $39 million and $3.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.


The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Fund may invest in initial public offerings.

FIXED-INCOME FUNDS


INFLATION PROTECTION FUND . Among the principal risks of investing in the Inflation Protection Fund are: Fixed-Income Securities Risk, Foreign Securities Risk, Exchange Rate Risk, High Yield Securities Risk, Derivatives Risk, Prepayment Risk, Underlying Fund Risk, Portfolio Duration Risk, U.S. Government Securities Risk, and U.S. Government Sponsored Securities Risk.


Under normal circumstances, the Fund invests primarily in inflation protected debt securities. Inflation protected debt securities are designed to provide a "real rate of return" - a return after adjusting for the impact of inflation. Inflation - a rise in the general price level - erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 8% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 5%. The investment's inflation adjustment is based on a designated inflation index (such as the Consumer Price Index for Urban Consumers) and typically is applied monthly to the principal of the security. The fixed coupon rate of the security is based on the adjusted principal so that as inflation increases, both the principal value and the interest payments increase. Because this inflation adjustment feature is designed to mitigate a major risk, inflation protected debt securities typically have lower nominal yields than conventional fixed-rate debt securities.


The Fund may invest in:
.. inflation protected debt securities issued by the U.S. Treasury and U.S.
  Government sponsored entities as well as inflation protected debt securities issued by corporations;
.. inflation protected debt securities issued by foreign governments and corporations that are linked to a non-U.S. inflation rate;
.. floating rate notes;
.. adjustable rate mortgages;
.. derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities; and .. commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures.

The Fund may invest up to 15% of assets in high yield securities ("junk bonds") but not in securities rated lower than CCC- or Caa3 by S&P or Moody's or, if unrated, determined by PGI to be of comparable quality.


The Fund may invest up to 20% of its assets in securities denominated in foreign currencies. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.


The Fund may also enter into reverse repurchase agreements and may lend its portfolio securities to brokers, dealers and other financial institutions.


PGI may, but is not required to, use derivative instruments ("derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.


During the fiscal year ended October 31, 2006, the average ratings of the Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

88.50% in securities       3.79% in securities       0.01% in securities rated
rated Aaa                  rated Baa                 Caa
0.65% in securities rated  4.07% in securities       0.03% in securities rated
Aa                         rated Ba                  Ca
1.48% in securities rated  1.45% in securities       0.02% in securities rated
A                          rated B                   C

PREFERRED SECURITIES FUND . Among the principal risks of investing in the Preferred Securities Fund are: Fixed-Income Securities Risk, Derivatives Risk, Sector Risk, Non-Diversification Risk, Equity Securities Risk, Real Estate Securities Risk, U.S. Government Sponsored Securities Risk, U.S. Government Securities Risk, and Underlying Fund Risk.


The Fund invests primarily in preferred securities of U.S. companies rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investor Service, Inc. ("Moody's") or, if unrated, of comparable quality in the opinion of the Sub-Advisor, Spectrum. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in preferred securities. The Fund focuses primarily on the financial services (i.e., banking, insurance and commercial finance), Real Estate Investment Trust (i.e. REIT) and utility industries. The rest of the Fund's assets may be invested in common stocks, debt securities, and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.


Preferred securities generally pay fixed rate dividends (though some are adjustable rate) and typically have "preference" over common stock in the payment of dividends and the liquidation of a company's assets - preference means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders' claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed-income securities - the fixed-income payments are expected to be the primary source of long-term investment return. Preferred securities share many investment characteristics with bonds; therefore, the risks and potential rewards of investing in the Fund are more similar to those associated with a bond fund than a stock fund.


Spectrum Asset Management, Inc. ("Spectrum") seeks to build a portfolio within the context of the eligible universe of preferred securities. For a security to be considered for the Fund, Spectrum will assess the credit risk within the context of the yield available on the preferred. The yield needs to be attractive in comparison to the rating, expected credit trend and senior debt spread of the same issuer. Spectrum considers features such as call protection, subordination and option adjusted spreads to ensure that the selected issue provides a sufficient yield to justify its inclusion in the portfolio.


The Fund is considered non-diversified and can invest a higher percentage of assets in securities of individual issuers than a diversified fund. As a result, changes in the value of a single investment could cause greater fluctuations in the Fund's share price than would occur in a more diversified fund.



ULTRA SHORT BOND FUND . Among the principal risks of investing in the Ultra Short Bond Fund are: Fixed-Income Securities Risk, Derivatives Risk, Prepayment Risk, High Yield Securities Risk, Portfolio Duration Risk, Active Trading Risk, U.S. Government Sponsored Securities Risk, U.S. Government Securities Risk, and Underlying Fund Risk.


The Fund invests primarily in high quality, short-term fixed-income securities. Under normal circumstances, the Fund maintains a dollar-weighted effective maturity of not more than 2.5 years. In determining the average effective maturity of the Fund's assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect PGI's judgment regarding the likelihood of the security being called or prepaid. The Fund considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the four highest grades by Standard &
  Poor's Rating Service ("S&P) or Moody's Investors Service, Inc. ("Moody's") or, if unrated, in the opinion of the PGI of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Fund's assets may be invested in a variety of financial instruments, including securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.

The Fund may invest up to 15% of its assets in below-investment grade fixed-income securities ("junk bonds") and may enter into reverse purchase agreements and lend its portfolio securities to brokers, dealers, and other financial institutions. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.


PGI may, but is not required to, use derivative instruments ("derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.


During the fiscal year ended October 31, 2006, the average ratings of the Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

48.07% in securities      15.32% in securities       0.01% in securities rated
rated Aaa                 rated Baa                  Caa
9.97% in securities       4.02% in securities rated  0.01% in securities rated
rated Aa                  Ba                         Ca
21.02% in securities      1.57% in securities rated  0.01% in securities rated
rated A                   B                          C



The above percentages for Aaa, A, Baa and B rated securities include unrated securities in the amount of 0.19%, 0.02%, 0.02% and 0.01%, respectively, which have been determined by PGI to be of comparable quality.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


This information in this section does not directly apply to the Principal LifeTime Funds. It does apply to the underlying funds in which the Principal LifeTime Funds invest. The Statement of Additional Information ("SAI") contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES

MARKET VOLATILITY . Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.



INTEREST RATE CHANGES . Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.



CREDIT RISK . Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
Although not a principal investment strategy, each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Funds may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand or if the counterparty's collateral invested by the Fund declines in value as a result of the investment losses.

REVERSE REPURCHASE AGREEMENTS
A Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund's intent to segregate assets in the amount of the repurchase agreement minimizes this effect.

CURRENCY CONTRACTS
The Funds may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If a Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
Although not a principal investment strategy, each of the Funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of the Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
Each of the Funds may invest in warrants though none of the Funds use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

HIGH YIELD SECURITIES
The Bond & Mortgage Securities Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by Principal or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative. Each of the Principal LifeTime Funds and Strategic Asset Management Portfolios may invest in underlying funds that may invest in such securities.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Sub-Advisor thinks it is in the best interest of shareholders.


REAL ESTATE INVESTMENT TRUSTS
The Funds, except the Money Market Fund, may invest in real estate investment trust securities, herein referred to as ''REITs.'' In addition, the Real Estate Securities Fund typically invests a significant portion of its net assets in REITs. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REIT's expenses, including management fees, and will remain subject to the Fund's advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code, and failing to maintain their exemptions from registration under the 1940 Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.


INITIAL PUBLIC OFFERINGS ("IPOS")
Certain of the Funds may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.


DERIVATIVES
To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps, and credit default swaps) for both hedging and non-hedging purposes.


Generally, no Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index, or other financial asset will not move in the direction the Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment; and .. the counterparty may fail to perform its obligations.

EXCHANGE TRADED FUNDS (ETFS)
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Funds could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.


FOREIGN INVESTING
 The Funds may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S. and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, or currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political, and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SMALL AND MEDIUM CAPITALIZATION COMPANIES
The Funds may invest in securities of companies with small- or mid-sized market capitalizations. The Bond & Mortgage Securities and LargeCap Value Funds may hold securities of small and medium capitalization companies but not as a principal investment strategy. The international funds invest in the securities of foreign corporations without regard to the market capitalizations of those companies. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.


TEMPORARY DEFENSIVE MEASURES
From time to time, as part of its investment strategy, each Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that the Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


FUND OF FUNDS
The performance and risks of each Principal LifeTime Fund directly corresponds to the performance and risks of the underlying funds in which the Fund invests. By investing in many underlying funds, the Principal LifeTime Funds have partial exposure to the risks of many different areas of the market. The more a Principal LifeTime Fund allocates to stock funds, the greater the expected risk.

Each Principal LifeTime Fund indirectly bears its pro-rata share of the expenses of the Underlying Funds in which it invests, as well as directly incurring expenses. Therefore, investment in a Principal LifeTime Fund may be more costly than investing directly in shares of the Underlying Funds. If you are considering investing in a Principal LifeTime Fund, you should take into account your estimated retirement date and risk tolerance. In general, each Principal LifeTime Fund is managed with the assumption that the investor will invest in a Principal LifeTime Fund whose stated date is closest to the date the shareholder retires. Choosing a Fund targeting an earlier date represents a more conservative choice; targeting a Fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the Fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the Principal LifeTime Funds are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.


The risks associated with investing in an Underlying Fund of a fund of funds are discussed in Appendix A under Underlying Fund Risk.


PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. No turnover rate can be calculated for the Money Market Fund because of the short maturities of the securities in which each invests. Turnover rates for each of the Funds may be found in the Fund's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT OF THE FUNDS


THE MANAGER
Principal Management Corporation ("Principal") serves as the manager for the Fund. Through the Management Agreement with the Fund, Principal provides investment advisory services and certain corporate administrative services for the Fund.

Principal is an indirect subsidiary of Principal Financial Group, Inc. and has managed mutual funds since 1969. Principal's address is Principal Financial Group, Des Moines, Iowa 50392-2080.


Principal provides a substantial part of the investment advisory services to each of the Principal LifeTime Funds directly, while engaging PGI as a sub-advisor to provide asset allocation services to the Funds. The portfolio managers appointed by Principal for each Principal LifeTime Fund are Michael P. Finnegan, Randy L. Welch, and James Fennessey. The portfolio manager appointed by PGI for each Principal LifeTime Fund is Dirk Laschanzky. On behalf of PGI, Mr. Laschanzky develops, implements, and monitors the Fund's strategic or long-term asset class targets and target ranges. On behalf of Principal, Messrs. Finnegan, Welch, and Fennessey implement the strategic asset allocation Mr. Laschanzky sets.


MICHAEL P. FINNEGAN, CFA. . Mr. Finnegan is a Senior Vice President of Principal and serves as the firm's Chief Investment Officer. Mr. Finnegan joined the Principal Financial Group in May of 2001 and leads the Investment Services group. As head of Investment Services, Mr. Finnegan is primarily responsible for developing and implementing Principal's investment and product development strategies. Prior to joining Principal, Mr. Finnegan worked for Wilshire Associates' consulting division providing investment consulting and client service to large institutional clients. Mr. Finnegan has earned the right to use the Chartered Financial Analyst designation and is a member of the ICFA and the Iowa Society of Financial Analysts. He received an M.A. in Finance from the University of Iowa and a B.B.A. in Finance from Iowa State University.

RANDY L. WELCH. . Mr. Welch is a Vice President of Principal. Mr. Welch joined the Principal Financial Group in 1989 and oversees the functions of the Investment Services group, which includes investment manager research, investment consulting, performance analysis, and investment communication. He is also responsible for the due diligence program that monitors investment managers used by the Principal Funds. Mr. Welch has the NASD Series 7, 24, 63, and 66 licenses and is also an affiliate member of the Chartered Financial Analysts
(CFA) Institute. Mr. Welch earned his undergraduate degree from Grand View College and an M.B.A. from Drake University.



JAMES FENNESSEY, CFA. . Mr. Fennessey is a Research Analyst within Principal's Investment Services group. Mr. Fennessey joined the Principal Financial Group in 2000. He is a member of the Manager Research Team that is responsible for analyzing, interpreting, and coordinating investment performance data and evaluation of the investment managers under the due diligence program that monitors investment managers used by the Principal Funds. Mr. Fennessey graduated from Truman State University with a B.S. in Business Administration, with an emphasis in Finance and a minor in Economics. He has earned the right to use the Chartered Financial Analyst designation.


THE SUB-ADVISORS
Principal has signed contracts with the Sub-Advisor. Under the sub-advisory agreements, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services for a specific Fund. For these services, the Sub-Advisor is paid a fee by Principal. Information regarding the Sub-Advisor and individual portfolio managers is set forth below. The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in each of the Funds.

SUB-ADVISOR: Principal Global Investors, LLC ("PGI") is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group. PGI manages equity, fixed-income, and real estate investments primarily for institutional investors, including Principal Life. PGI's headquarters address is 801 Grand Avenue, Des Moines, IA 50392. It has other primary asset management offices in New York, London, Sydney, and Singapore.

The day-to-day portfolio management is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

                                                DAY-TO-DAY
           FUND                                 FUND MANAGEMENT
           ----                                 ---------------
           Bond & Mortgage Securities           William C. Armstrong
                                                Timothy R. Warrick
           LargeCap Value                       Arild Holm
                                                John Pihlblad
           Principal LifeTime 2010              Dirk Laschanzky
           Principal LifeTime 2020              Dirk Laschanzky
           Principal LifeTime 2030              Dirk Laschanzky
           Principal LifeTime 2040              Dirk Laschanzky
           Principal LifeTime 2050              Dirk Laschanzky
           Principal LifeTime Strategic Income  Dirk Laschanzky




WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong is a portfolio manager for PGI. He manages multi-sector portfolios that invest in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, sovereigns, and agencies. He joined the firm in 1992. Previously he served as a commissioned bank examiner at Federal Deposit Insurance Commission. He earned a Master's degree from the University of Iowa and a Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.

ARILD HOLM, CFA . Mr. Holm is a portfolio manager at PGI. He specializes in the management of large cap value portfolios and also provides analyst coverage of domestic energy companies. Before joining Principal in 2002, Mr. Holm was an investment officer with the University of California. Previously, he spent five years with the Colorado Public Employees' Retirement Association (PERA) as an energy portfolio manager and three years as an oil and gas analyst with Hanifen, Imhoff, Inc. Mr. Holm earned an MBA in Finance from the University of Colorado and a Bachelor's degree in Management Sciences from the University of Manchester Institute of Science and Technology (England). He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.



DIRK LASCHANZKY, CFA . Mr. Laschanzky is a portfolio manager for PGI, responsible for portfolio implementation strategies, asset allocation and managing the midcap value and index portfolios. Prior to joining PGI in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services. He earned an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is a portfolio manager at PGI. He joined the firm in 2000 and led the development of PGI's Global Research Platform. He has over 25 years experience in creating and managing quantitative investment systems. Prior to joining PGI, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He earned a BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a portfolio manager at PGI with responsibility for the corporate and U.S. multi-sector portfolios. He also serves as portfolio management team leader with responsibility for overseeing portfolio management function for all total return fixed income products. Prior to his portfolio management responsibilities with the firm, Mr. Warrick was a fixed income credit analyst and extensively involved in product development. He joined the firm in 1990. He received an MBA in Finance from Drake University and a Bachelor's degree in Accounting and Economics from Simpson College. He has earned the right to use the Chartered Financial Analyst designation.

DUTIES OF PRINCIPAL AND SUB-ADVISORS
Principal or the Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE SUB-SUB-ADVISORS
Principal Global Investors, LLC ("PGI") has entered into sub-sub-advisory agreements for various Funds. Under these agreements, each sub-sub-advisor has agreed to assume the obligations of PGI for a certain portion of the Fund's assets. The sub-sub-advisor is paid a fee by PGI.

PGI is the sub-advisor for the Bond & Mortgage Securities Fund. Day-to-day management decisions concerning a portion of the Bond & Mortgage Securities Fund's portfolio are made by Spectrum Asset Management, Inc. ("Spectrum"), and Post Advisory Group, LLC ("Post") each of which serves as sub-sub-advisor.

SUB-SUB-ADVISOR: Post Advisory Group, LLC ("Post") is an affiliate of Principal
            Global Investors LLC and a member of the Principal Financial Group. Post was founded in April 1992. Its address is 11755 Wilshire Boulevard, Los Angeles, CA 90025.


LAWRENCE A. POST . Mr. Post is a chief executive officer and chief investment officer for Post. He has over 35 years experience in the investment business, including 25 years in the high yield bond market. Prior to founding Post Advisory Group in 1992, he founded the high yield bond department at Smith Barney, and subsequently served as director of high yield research at Salomon Brothers and co-director of research and senior trader at Drexel Burnham Lambert. He earned an MBA in Business Administration from the University of Pennsylvania's Wharton School of Business and a Bachelor's degree from Lehigh University.

ALLAN SCHWEITZER . Mr. Schweitzer is a Managing Director at Post. Prior to joining Post in 2000, he was a senior high yield analyst at Trust Company of the West ("TCW"). Prior to TCW, he was a high yield research analyst at Putnam Investments. Mr. Schweitzer earned a Bachelor's degree in Business Administration from Washington University at St. Louis and a Master's in Business Administration from the University of Chicago with a concentration in analytical finance and international economics.


SUB-SUB-ADVISOR: Spectrum Asset Management, Inc. ("Spectrum") is an indirect subsidiary of Principal Life, an affiliate of PGI and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.



L. PHILLIP JACOBY. . Mr. Jacoby is Sr. Vice President and Portfolio Manager for Spectrum and chairman of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, he was a senior investment officer as USL Capital Corporation, a subsidiary of Ford Motor Corporate, and co-managed a $600 million preferred stock portfolio. He earned his BS in Finance from Boston University.



BERNARD M. SUSSMAN. . Mr. Sussman is Chief Investment Officer of Spectrum and Chair of its Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was a general partner and head of the Preferred Stock area of Goldman Sachs & Co. He was responsible for sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. He earned both an MBA in Finance and a Bachelor's degree in Industrial Relations from Cornell University.


FEES PAID TO PRINCIPAL
The Fund pays Principal a fee for its services, which includes any fee Principal pays to the Sub-Advisor. The fee each Fund paid (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2006 was:

       Bond & Mortgage
       Securities                0.53%     Principal LifeTime 2030     0.1225%
       LargeCap Value            0.45%     Principal LifeTime 2040     0.1225%
       Principal LifeTime
       2010                    0.1225%     Principal LifeTime 2050     0.1225%
       Principal LifeTime                  Principal LifeTime
       2020                    0.1225%     Strategic Income            0.1225%



A discussion regarding the basis for the Board of Directors approving the management agreement with Principal and the sub-advisory agreements with each Sub-Advisor is available in the semi-annual report to shareholders for the period ended April 30, 2007 and in the annual report to shareholders for the fiscal year ended October 31, 2006.

The Fund and Principal, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with Principal, without obtaining shareholder approval. For any Fund that is relying on that order, Principal may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

Principal will continue to have the ultimate responsibility for the investment performance of these Funds due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination, and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund's sole initial shareholder before the Fund is available to the other purchasers, and the Fund states in its prospectus that it intends to rely on the order.

The shareholders of each of the Funds have approved the Fund's reliance on the order; however, the Funds do not currently intend to rely on the order.

PRICING OF FUND SHARES


Each Fund's shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading, generally New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in good order by us at our transaction processing center. In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):
  . on a day that the NYSE is open and
  . prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.


If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.


For all Funds, the share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund's Net Asset Value ("NAV") are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Fund has adopted policies and procedures to "fair value" some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund's NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If Principal believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund's NAV will be calculated, using the policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

  The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if Principal determines that doing so would be in the best interests of the Fund and its shareholders.


REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.



DISTRIBUTIONS IN KIND . Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund's portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.



REDEMPTION FEES . The Fund board of directors has determined that it is not necessary to impose a fee upon the redemption of fund shares, because the Fund has adopted transfer restrictions as described in "Exchange of Fund Shares."


EXCHANGE OF SHARES AMONG PRINCIPAL INVESTORS FUND


An exchange between Funds is a redemption of shares of one Fund and a concurrent purchase of shares in another Fund with the redemption proceeds. A shareholder, including a beneficial owner of shares held in nominee name or a participant in a participant-directed employee benefit plan, may exchange Fund shares under certain circumstances. In addition to any restrictions an intermediary or an employee benefit plan imposes, Fund shares may be exchanged, without charge, for shares of any other Fund of Principal Investors Fund, provided that:
.. the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the Money Market Fund, .. the share class of such other Fund is available through the plan, and .. the share class of such other Fund is available in the shareholder's state of residence.

All exchanges completed on the same day are considered a single exchange for purposes of this exchange limitation. In addition, the Fund will reject an order to purchase shares of any Fund, except shares of the Money Market Fund, if the shareholder redeemed shares from that Fund within the preceding 30-day period. The 30-day exchange or purchase restriction does not apply to exchanges or purchases made on a scheduled basis such as scheduled periodic portfolio rebalancing transactions.

If Fund shares are purchased through an intermediary that is unable or unwilling to impose the 30-day exchange restriction described above, Fund management may waive this restriction in lieu of the exchange limitation that the intermediary is able to impose if, in management's judgment, such limitation is reasonably likely to prevent excessive trading in Fund shares. In order to prevent excessive exchanges, and under other circumstances where the Fund Board of Directors or Principal believes it is in the best interests of the Fund, the Fund reserves the right to revise or terminate this exchange privilege, limit the amount or further limit the number of exchanges, reject any exchange or close an account.


FREQUENT PURCHASES AND REDEMPTIONS

The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.


Frequent purchases and redemptions pose a risk to the Funds because they may:
.. Disrupt the management of the Funds by:
  . forcing the Funds to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Fund; and
  . causing unplanned portfolio turnover;
.. Hurt the portfolio performance of the Funds; and
.. Increase expenses of the Funds due to:
  . increased broker-dealer commissions and
  . increased recordkeeping and related costs.

Certain Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage.


The Funds have adopted procedures to "fair value" foreign securities under certain circumstances, which are intended, in part, to discourage excessive trading of shares of the Funds. The Board of Directors of the Fund has also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. If we are not able to identify such excessive trading practices, the Funds may be negatively impacted and may cause investors to suffer the harms described. The potential negative impact and harms of undetected excessive trading in shares of the underlying Funds in which the Principal LifeTime Funds invest could flow through to the Principal LifeTime Funds as they would for any Fund shareholder. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner. If we are not able to identify such abusive trading practices, the abuses described above may negatively impact the Funds.


The Funds have adopted an exchange frequency restriction, described above in "Exchange of Fund Shares" to limit excessive trading in fund shares.


DIVIDENDS AND DISTRIBUTIONS


The Funds pay their net investment income to shareholders of record on the business day prior to the payment date: The payment schedule is as follows:
.. The Bond & Mortgage Securities Fund pays its net investment income on a monthly basis. The payment date is the last business day of each month. .. The other Funds pay their net investment income on an annual basis. The payment date is the last business day of the year.

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.

Dividend and capital gain distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

FUND ACCOUNT INFORMATION


STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid, and other information.

This information may also be accessed by accessing www.principal.com.


ORDERS PLACED BY INTERMEDIARIES
Principal Investors Fund may have an agreement with your intermediary, such as a broker-dealer, third party administrator, or trust company, that permits the intermediary to accept orders on behalf of the Fund until 3 p.m. Central Time. The agreement may include authorization for your intermediary to designate other intermediaries ("sub-designees") to accept orders on behalf of the Fund on the same terms that apply to the intermediary. In such cases, if your intermediary or a sub-designee receives your order in correct form by 3 p.m. Central Time, transmits it to the Fund and pays for it in accordance with the agreement, the Fund will price the order at the next NAV it computes after your intermediary or sub-designee received your order. NOTE: The time at which the Fund prices orders and the time until which the Fund or your intermediary or sub-designee will accept orders may change in the case of an emergency or if the New York Stock Exchange closes at a time other than 3 p.m. Central Time.

MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

PROCEDURES FOR OPENING AN ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver's license or other identifying documents.

If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identify within 30 days of our receipt of your original purchase, the account(s) will be closed and redeemed in accordance with normal redemption procedures.


FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent registered public accounting firm, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

PORTFOLIO HOLDINGS INFORMATION


The Fund will publish month-end portfolio holdings information for the Funds described in this Prospectus on the principal.com website and the PrincipalFunds.com website on the last business day of the following month. The information will include all of each Fund's holdings, and may include information regarding the top ten holdings as well. The information will remain on the website until the Fund files portfolio holding information with the SEC for a period that includes the date on which the holdings are published on the websites. Also, from time to time, information relating to the impact of specific events, such as national disasters, corporate debt defaults, or similar events, on a Fund's portfolio will be published on the website.


Third parties who need portfolio holdings information to provide services to the Funds may be provided such information prior to its posting on the website, solely for legitimate business purposes and subject to confidentiality agreements. A description of the Funds' policies and procedures with respect to the disclosure of the portfolio securities is available in the Funds' Statement of Additional Information.


FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions).


The financial statements for the Fund were audited by Ernst & Young LLP, whose report, along with the financial statements, is included in the most recent annual report for the Fund. To receive a copy of the latest annual or semiannual report for the Fund, you may telephone 1-800-247-4123.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.


Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):



                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
BOND & MORTGAGE SECURITIES FUND
Select shares
Net Asset Value, Beginning of Period......................      $ 10.71     $ 10.99     $ 10.78      $ 10.65     $ 10.67
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.47        0.40        0.36         0.34        1.08
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.04      (0.28)        0.21         0.16      (0.58)
                          Total From Investment Operations         0.51        0.12        0.57         0.50        0.50
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.45)      (0.39)      (0.36)       (0.37)      (0.46)
     Distributions from Realized Gains....................           -       (0.01)          -            -       (0.06)
                         Total Dividends and Distributions       (0.45)      (0.40)      (0.36)       (0.37)      (0.52)
Net Asset Value, End of Period                                  $ 10.77     $ 10.71     $ 10.99      $ 10.78     $ 10.65
Total Return..............................................        4.92%       1.06%       5.39%        4.79%       4.96%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $18,009      $8,635      $2,274         $912        $113
     Ratio of Expenses to Average Net Assets..............        0.95%       1.15%       0.96%        0.93%       0.92%
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(b).............        0.91%       0.93%       0.93%           -%          -%
     Ratio of Net Investment Income to Average Net Assets.        4.46%       3.69%       3.35%        3.12%       4.69%
     Portfolio Turnover Rate..............................       274.5%   202.1%(c)      150.5%        91.0%       46.7%


a) Calculated based on average shares outstanding during the period.

(b) Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.

(c) Portfolio turnover rate excludes approximately $213,484,000 of securities from the acquisition of Principal Bond Fund, Inc.


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
LARGECAP VALUE FUND
Select shares
Net Asset Value, Beginning of Period......................      $ 11.28     $ 10.64      $ 9.79       $ 8.25      $ 9.12
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.18        0.13        0.12         0.10        0.11
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.97        1.02        0.81         1.50      (0.91)
                          Total From Investment Operations         2.15        1.15        0.93         1.60      (0.80)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.10)      (0.13)      (0.08)       (0.06)      (0.07)
     Distributions from Realized Gains....................       (0.29)      (0.38)          -            -           -
                         Total Dividends and Distributions       (0.39)      (0.51)      (0.08)       (0.06)      (0.07)
Net Asset Value, End of Period                                  $ 13.04     $ 11.28     $ 10.64       $ 9.79      $ 8.25
Total Return..............................................       19.57%      11.05%       9.58%       19.44%     (8.90)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $1,278        $739         $15          $10      $1,031
     Ratio of Expenses to Average Net Assets..............        0.83%       0.83%       0.83%        0.82%       0.82%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    0.83%(b)     0.83%(b)    0.82%(b)
     Ratio of Net Investment Income to Average Net Assets.        1.51%       1.15%       1.14%        1.24%       1.17%
     Portfolio Turnover Rate..............................        92.8%   181.1%(c)      228.4%       179.1%      128.9%


(a)  Calculated based on average shares outstanding during the period.

(b)  Expense  ratio without  commission  rebates.

(c) Portfolio turnover rate excludes approximately $329,124,000 of securities from the acquisition of Principal Capital Value Fund, Inc.


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME 2010 FUND
Select shares
Net Asset Value, Beginning of Period......................      $ 12.07     $ 11.57     $ 10.60       $ 9.37      $ 9.84
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.36        0.25        0.10         0.12        0.28
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.07        0.59        1.00         1.23      (0.63)
                          Total From Investment Operations         1.43        0.84        1.10         1.35      (0.35)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.25)      (0.24)      (0.13)       (0.12)      (0.12)
     Distributions from Realized Gains....................       (0.08)      (0.10)          -            -           -
                         Total Dividends and Distributions       (0.33)      (0.34)      (0.13)       (0.12)      (0.12)
Net Asset Value, End of Period                                  $ 13.17     $ 12.07     $ 11.57      $ 10.60      $ 9.37
Total Return..............................................       12.12%       7.41%      10.49%       14.60%     (3.63)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $26,768     $11,896      $1,501          $11          $9
     Ratio of Expenses to Average Net Assets(b)...........        0.50%       0.50%       0.50%        0.50%       0.50%
     Ratio of Net Investment Income to Average Net Assets.        2.87%       2.19%       0.89%        1.18%       2.89%
     Portfolio Turnover Rate..............................        16.6%       10.2%       34.3%        47.8%       17.6%


(a)  Calculated based on average shares outstanding during the period.

(b) Does not include expenses of the investment companies in which the Fund invests.


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME 2020 FUND
Select shares
Net Asset Value, Beginning of Period......................      $ 12.24     $ 11.46     $ 10.53       $ 9.12      $ 9.70
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.30        0.19        0.06         0.10        0.24
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.47        0.92        1.02         1.41      (0.72)
                          Total From Investment Operations         1.77        1.11        1.08         1.51      (0.48)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.27)      (0.24)      (0.15)       (0.10)      (0.10)
     Distributions from Realized Gains....................       (0.10)      (0.09)          -            -           -
                         Total Dividends and Distributions       (0.37)      (0.33)      (0.15)       (0.10)      (0.10)
Net Asset Value, End of Period                                  $ 13.64     $ 12.24     $ 11.46      $ 10.53      $ 9.12
Total Return..............................................       14.79%       9.75%      10.35%       16.73%     (5.04)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $53,209     $18,811      $1,529          $11          $9
     Ratio of Expenses to Average Net Assets(b)...........        0.50%       0.50%       0.50%        0.50%       0.50%
     Ratio of Net Investment Income to Average Net Assets.        2.33%       1.48%       0.54%        1.02%       2.50%
     Portfolio Turnover Rate..............................         7.4%        5.5%       27.0%        41.1%       12.3%


(a)  Calculated based on average shares outstanding during the period.

(b) Does not include expenses of the investment companies in which the Fund invests.



                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME 2030 FUND
Select shares
Net Asset Value, Beginning of Period......................      $ 12.31     $ 11.38     $ 10.40       $ 8.75      $ 9.50
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.26        0.17        0.03         0.04        0.20
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.64        1.05        1.06         1.68      (0.84)
                          Total From Investment Operations         1.90        1.22        1.09         1.72      (0.64)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.26)      (0.21)      (0.11)       (0.07)      (0.11)
     Distributions from Realized Gains....................       (0.12)      (0.08)          -            -           -
                         Total Dividends and Distributions       (0.38)      (0.29)      (0.11)       (0.07)      (0.11)
Net Asset Value, End of Period                                  $ 13.83     $ 12.31     $ 11.38      $ 10.40      $ 8.75
Total Return..............................................       15.75%      10.86%      10.55%    19.77%(d)     (6.91)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $58,595     $23,705      $7,352          $15          $9
     Ratio of Expenses to Average Net Assets(b)...........        0.50%       0.50%       0.50%        0.50%       0.50%
     Ratio of Net Investment Income to Average Net Assets.        1.99%       1.41%       0.25%        0.21%       2.09%
     Portfolio Turnover Rate..............................         9.4%        4.8%       30.7%     52.4%(c)       19.9%


(a)  Calculated based on average shares outstanding during the period.

(b) Does not include expenses of the investment companies in which the Fund invests.

(c) Portfolio turnover rate excludes approximately $22,287,000 of securities from the acquisition of Balanced Fund and $22,287,000 from portfolio realignment.

(d) During 2003, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME 2040 FUND
Select shares
Net Asset Value, Beginning of Period......................      $ 12.15     $ 11.13     $ 10.19       $ 8.65      $ 9.55
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.22        0.07        0.02         0.05        0.16
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.70        1.22        1.03         1.55      (0.95)
                          Total From Investment Operations         1.92        1.29        1.05         1.60      (0.79)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.24)      (0.19)      (0.11)       (0.06)      (0.10)
     Distributions from Realized Gains....................       (0.11)      (0.08)          -            -       (0.01)
                         Total Dividends and Distributions       (0.35)      (0.27)      (0.11)       (0.06)      (0.11)
Net Asset Value, End of Period                                  $ 13.72     $ 12.15     $ 11.13      $ 10.19      $ 8.65
Total Return..............................................       16.11%      11.67%      10.35%       18.66%     (8.49)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $14,898      $5,549        $256          $10          $9
     Ratio of Expenses to Average Net Assets(b)...........        0.50%       0.50%       0.50%        0.50%       0.50%
     Ratio of Net Investment Income to Average Net Assets.        1.69%       0.53%       0.15%        0.56%       1.67%
     Portfolio Turnover Rate..............................        13.1%        7.1%       40.0%        46.0%       19.6%


(a)  Calculated based on average shares  outstanding during the period.

(b) Does not include expenses of the investment companies in which the Fund invests.

                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME 2050 FUND
Select shares
Net Asset Value, Beginning of Period......................      $ 11.74     $ 10.65      $ 9.72       $ 8.13      $ 9.21
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.13        0.02        0.01         0.02        0.12
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.80        1.31        0.99         1.61      (1.10)
                          Total From Investment Operations         1.93        1.33        1.00         1.63      (0.98)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.23)      (0.17)      (0.07)       (0.04)      (0.10)
     Distributions from Realized Gains....................       (0.11)      (0.07)          -            -           -
                         Total Dividends and Distributions       (0.34)      (0.24)      (0.07)       (0.04)      (0.10)
Net Asset Value, End of Period                                  $ 13.33     $ 11.74     $ 10.65       $ 9.72      $ 8.13
Total Return..............................................       16.76%      12.57%      10.37%       20.10%    (10.81)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $7,836      $1,675        $112          $10          $8
     Ratio of Expenses to Average Net Assets(b)...........        0.50%       0.50%       0.50%        0.50%       0.50%
     Ratio of Net Investment Income to Average Net Assets.        1.06%       0.15%       0.09%        0.28%       1.30%
     Portfolio Turnover Rate..............................        15.9%        7.5%       44.9%        45.7%       25.4%


(a)  Calculated based on average shares  outstanding during the period.

(b) Does not include expenses of the investment companies in which the Fund invests.



                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Select shares
Net Asset Value, Beginning of Period......................      $ 11.95     $ 11.69     $ 10.74       $ 9.69     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.42        0.34        0.13         0.14        0.30
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.68        0.29        0.98         1.02      (0.47)
                          Total From Investment Operations         1.10        0.63        1.11         1.16      (0.17)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.29)      (0.24)      (0.16)       (0.10)      (0.14)
     Distributions from Realized Gains....................       (0.12)      (0.13)          -        (0.01)          -
                         Total Dividends and Distributions       (0.41)      (0.37)      (0.16)       (0.11)      (0.14)
Net Asset Value, End of Period                                  $ 12.64     $ 11.95     $ 11.69      $ 10.74      $ 9.69
Total Return..............................................        9.46%       5.43%      10.44%       12.02%     (1.75)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $4,466      $1,861        $479          $11         $10
     Ratio of Expenses to Average Net Assets(b)...........        0.50%       0.50%       0.50%        0.50%       0.50%
     Ratio of Net Investment Income to Average Net Assets.        3.44%       2.84%       1.11%        1.27%       3.03%
     Portfolio Turnover Rate..............................        48.9%       43.8%       34.1%        43.9%       46.2%


(a)  Calculated based on average shares  outstanding during the period.

(b) Does not include expenses of the investment companies in which the Fund invests.




ADDITIONAL INFORMATION


Additional information about the Fund (including the Fund's policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated May 29, 2007, which is incorporated by reference into this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.


The Statement of Additional Information and the Fund's annual and semi-annual reports can be obtained free of charge by writing Principal Investors Fund, P.O. Box 10423, Des Moines, IA 50306. In addition, the Fund makes its Statement of Additional Information and annual and semi-annual reports available, free of charge, on our website. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-547-7754.


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http:// www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. government does not insure or guarantee an investment in any of the Funds.


Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

               Principal Investors Fund, Inc. SEC File 811-07572

APPENDIX A


SUMMARY OF PRINCIPAL RISKS


The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. Factors that may adversely affect a particular Fund as a whole are called "principal risks." The principal risks of investing in the Funds are stated above as to each Fund in the Fund's description. Each of these risks is summarized below. The first four risks described below - credit and counterparty risk, liquidity risk, management risk, and market risk - apply to all the Funds. The remaining risks apply to certain of the Funds as described previously. Additional information about the Funds, their investments, and the related risks is located under "Certain Investment Strategies and Related Risks" and in the Statement of Additional Information.


RISKS COMMON TO ALL OF THE FUNDS
--------------------------------

CREDIT AND COUNTERPARTY RISK
Each of the funds is subject to the risk that the issuer or guarantor of a fixed-income security or other obligation, the counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio's securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

LIQUIDITY RISK
A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund's ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

MANAGEMENT RISK
Each of the funds is actively managed by its investment advisor or sub-advisor(s). The performance of a fund that is actively managed will reflect in part the ability of the advisor or sub-advisor(s) to make investment decisions that are suited to achieving the fund's investment objective. If the advisor's or sub-advisor(s)' strategies do not perform as expected, a fund could underperform other mutual funds with similar investment objectives or lose money.

MARKET RISK
The value of a fund's portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund's investments are concentrated in certain sectors, its performance could be worse than the overall market.

ADDITIONAL RISKS APPLICABLE TO CERTAIN FUNDS
--------------------------------------------

ACTIVE TRADING RISK
A fund that actively trades portfolio securities in an attempt to achieve its investment objective may have high portfolio turnover rates that may increase the fund's brokerage costs, accelerate the realization of taxable gains, and adversely impact fund performance.

DERIVATIVES RISK
Derivatives are investments whose values depend on or are derived from other securities or indexes. A fund's use of certain derivative instruments (such as options, futures, and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

EMERGING MARKET RISK
Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.

EQUITY SECURITIES RISK
Equity securities include common, preferred, and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities (and their equivalents) will fluctuate. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

EXCHANGE RATE RISK
Because foreign securities are generally denominated in foreign currencies, the value of the net assets of a fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions. In addition, the funds' foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

FIXED-INCOME SECURITIES RISK
Fixed-income securities are generally subject to two principal types of risks: interest rate risk and credit quality risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.


Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund's investments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by a fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.


FOREIGN SECURITIES RISK
Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation, and foreign exchange restrictions could adversely affect a fund's investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting, and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.

GROWTH STOCK RISK
Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. A fund's strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

HIGH YIELD SECURITIES RISK
Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." While these securities generally provide greater income potential than investments in higher rated fixed-income securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt. High yield securities generally involve greater price volatility and may be less liquid than higher rated fixed-income securities. High yield securities are considered speculative by the major credit rating agencies.

INITIAL PUBLIC OFFERINGS ("IPOS") RISK
There are risks associated with the purchase of shares issued in IPOs by companies that have little operating history as public companies, as well as risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. A fund cannot guarantee continued access to IPO offerings and may at times dispose of IPO shares shortly after their acquisition.

MARKET SEGMENT RISK
Funds are subject to the risk that their principal market segment, such as large capitalization, mid capitalization, or small capitalization stocks, or growth or value stocks, may underperform compared to other market segments or to the equity markets as a whole. Thus:
  . MidCap: A fund's strategy of investing in mid cap stocks carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks.
  . LargeCap: A fund's strategy of investing in large cap stocks carries the risk that in certain markets large cap stocks will underperform small cap or mid cap stocks.
  . SmallCap: A fund's strategy of investing in small cap stocks carries the risk that in certain markets small cap stocks will underperform mid cap or large cap stocks.

MID CAP STOCK RISK
Medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management, or a limited trading market for their securities.

MUNICIPAL SECURITIES RISK
Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of funds investing in such securities. Funds that invest in municipal securities are also subject to the risk that some or all of the interest they receive from such securities might become taxable by law or determined by the Internal Revenue Service (or the relevant state's tax authority) to be taxable, in which event the value of such funds' investments would likely decline.

NON-DIVERSIFICATION RISK
A fund that is non-diversified may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more a specific stock's poor performance is likely to affect the fund's performance.

PORTFOLIO DURATION RISK
Portfolio duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

PREPAYMENT RISK
Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled payments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of a fund.

REAL ESTATE SECURITIES RISK
Real estate investment trusts ("REITs") or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting
from environmental problems.   Equity and mortgage REITs are dependent on
management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage
REITs:
  . may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
  . may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments);
  . are subject to cash flow dependency and defaults by borrowers; and . could fail to qualify for tax-free pass-through of income under the Internal
    Revenue Code.

SECTOR RISK
When a fund's investments are concentrated in a particular industry or sector of the economy (e.g., real estate, technology, financial services), they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. Funds concentrating in a particular industry sector tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. A fund that invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting that industry or sector.

SMALL COMPANY RISK
Investments in companies with smaller capitalizations may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

UNDERLYING FUND RISK
The LifeTime Funds operate as funds of funds and invest principally in Underlying Funds. From time to time, an underlying fund may experience relatively large investments or redemptions by a fund of funds due to the reallocation or rebalancing of its assets. These transactions may have adverse effects on underlying fund performance to the extent an underlying fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund of funds owns a significant portion of an underlying fund. These transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains, and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expenses for that fund.

Principal is the advisor to the Principal LifeTime Funds and each of the Underlying Funds. Principal Global Investors, LLC ("PGI") is Sub-Advisor to the Principal LifeTime Funds. PGI also serves as Sub-Advisor to some or all of the Underlying Funds. Principal and PGI are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

The following table shows the percentage of the outstanding shares of underlying funds owned by the Principal LifeTime Funds as of October 31, 2006.

                                         PRINCIPAL LIFETIME FUNDS
                                                                                         PRINCIPAL
                                  PRINCIPAL  PRINCIPAL  PRINCIPAL  PRINCIPAL  PRINCIPAL  LIFETIME
                                  LIFETIME   LIFETIME   LIFETIME   LIFETIME   LIFETIME   STRATEGIC
        UNDERLYING FUND             2010       2020       2030       2040       2050      INCOME     TOTAL
        ---------------           ---------  ---------  ---------  ---------  ---------  ---------   -----
 Bond & Mortgage Securities        16.87%     23.70%     13.86%      4.38%      1.11%      7.61%     67.53%
 Disciplined LargeCap Blend        10.16      27.92      25.91      12.99       6.55       1.96      85.49
 Inflation Protection               7.23                                                   4.32      11.55
 International Emerging Markets     2.21       5.82       5.67       2.45       1.12                 17.27
 International Growth               5.01      14.89      15.65       7.46       4.00       1.17      48.18
 Large Cap Growth                   4.66      11.72      11.69       6.35       3.12       0.99      38.53
 LargeCap Value                     4.38      11.09      11.32       6.21       2.92       0.94      36.86
 Partners International             1.55       3.26       3.18       1.68       0.81       0.27      10.75
 Partners LargeCap Blend I          3.30      10.50       8.72       4.39       2.17       0.76      29.84
 Partners LargeCap Growth I         1.13       2.17       2.42       1.46       0.66       0.20       8.04
 Partners LargeCap Growth II        3.54       9.07       9.05       4.97       2.36       0.68      29.67
 Partners LargeCap Value            2.08       5.03       5.06       2.71       1.38       0.44      16.70
 Partners LargeCap Value I          1.40       3.31       3.33       1.62       0.80                 10.46
 Partners MidCap Growth                        1.75       2.18       1.10       0.61                  5.64
 Partners MidCap Value I                       1.12       1.39       0.70       0.39                  3.60
 Partners SmallCap Growth I                               6.45       4.66       2.60                 13.71
 Partners SmallCap Growth III       2.36      13.51      13.60       7.71       4.14                 41.32
 Partners SmallCap Value I                                1.74       1.26       0.78                  3.78
 Preferred Securities              16.04      29.94      16.44       4.98       1.51       6.60      75.51
 Real Estate Securities             6.82      12.50       8.56       2.68       0.66       2.04      33.26
 SmallCap S&P 600 Index            10.03      11.45       9.11       5.08       2.22       2.22      40.11
 SmallCap Value                     2.66      14.16      14.47       8.18       4.41                 43.88
 Ultra Short Bond                  31.81                                                  30.57      62.38



U.S. GOVERNMENT SECURITIES RISK
U.S. government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of a fund's securities do not affect interest income on securities already held by the fund but are reflected in the fund's price per share. Since the magnitude of these fluctuations generally is greater at times when a fund's average maturity is longer, under certain market conditions a fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

U.S. GOVERNMENT SPONSORED SECURITIES RISK
A fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks. Although the issuing agency, instrumentality, or corporation may be chartered or sponsored by the U.S. government, its securities are not issued or guaranteed by the U.S. Treasury.

VALUE STOCK RISK
A fund's investments in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster growing companies. A fund's strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

APPENDIX B


DEFINITIONS OF THE INDICES REFERENCED IN THIS PROSPECTUS

The performance table included in the prospectus provides performance information of various indices. These indices are described in this appendix. An investment cannot be made directly in the indices and the indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the indices.


LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index of domestic, taxable fixed-income securities. The index covers the U.S. investment-grade bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.


MORNINGSTAR CONSERVATIVE ALLOCATION CATEGORY AVERAGE is an average of the net asset value (NAV) returns of domestic mutual funds with 20-50% invested in equities and 50-80% invested in fixed income and cash.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY AVERAGE is an average of net asset value (NAV) returns of bond mutual funds that have average durations that are greater than 3.5 years and less than 6 years.


MORNINGSTAR LARGE BLEND CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.


MORNINGSTAR LARGE VALUE CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay above-average dividends. They also generally have more stable stock prices.


MORNINGSTAR MODERATE ALLOCATION CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds with 50-70% invested in equities and the remainder invested in fixed income and cash.


MORNINGSTAR TARGET DATE CATEGORY portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. These portfolios get more conservative as the goal date approaches by investing more in bonds and cash. Investment managers structure these portfolios differently; two funds with the same goal year may have different allocations to equities and therefore different levels of return and risk.


RUSSELL 1000 VALUE INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Companies included are large.


S&P 500 INDEX (S&P 500) is an unmanaged index of 500 widely-held stocks often used as a proxy for the domestic stock market. Included are the stocks of industrial, financial, utility, and transportation companies.